Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

In re: UAL CORPORATION, et al., Debtors.	) ) ) ) ) )	Chapter 11 Case No. 02-B-48191 (Jointly Administered) Honorable Eugene R. Wedoff

ORDER PURSUANT TO SECTIONS 105(a), 362(a)(3) AND 541 OF THE
BANKRUPTCY CODE (A) LIMITING CERTAIN TRANSFERS OF EQUITY
INTERESTS OF THE DEBTORS AND CLAIMS AGAINST THE DEBTORS AND (B)
APPROVING RELATED NOTICE PROCEDURES

                    Upon the motion (the "Motion")1 of the debtors and debtors in possession (the "Debtors") seeking entry of an order pursuant to Sections 105(a), 362(a)(3) and 541 of the Bankruptcy Code (A) limiting certain transfers of equity interests of the Debtors and claims against the Debtors and (B) approving related notice procedures; and it appearing that this Court has jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334; and it appearing that this proceeding is a core proceeding within the meaning of 28 U.S.C. 157(b)(2); and it appearing that venue is proper in this District pursuant to 28 U.S.C. §§ 1408 and 1409; and it appearing that good and sufficient notice of the Motion having been given and that no other or further notice of the Motion need be provided; and after due deliberation and sufficient cause appearing therefor, it is HEREBY ORDERED THAT:

1.  The Motion is set for hearing on December 30, 2002 at 1:30 p.m.  Any objections to the Motion shall be filed prior to 4:30 p.m. prevailing central time on December 20, 2002, and any responses shall be filed prior to 4:30 p.m. prevailing central time on December 26, 2002.

2.  Pending the Court's further ruling on the Motion, all sales or other transfers of claims against or equity securities in the Debtors by Substantial Equityholders and Substantial Claimholders or that results in an entity becoming a Substantial Equityholder or Substantial Claimholder are prohibited and shall be void ab initio.

3.  This Court retains jurisdiction with respect to all matters arising from or related to the implementation of this Order.

4.  Notwithstanding the possible applicability of Bankruptcy Rules 6004(g), 7062, 9014, or otherwise, the terms and conditions of this Order shall be immediately effective and enforceable upon its entry.

5.  All time periods set forth in this Order shall be calculated in accordance with Bankruptcy Rule 9006(a).

Dated: Chicago, Illinois December 10, 2002
/s/ Eugene R. Wedoff United States Bankruptcy Judge

____________________
1  Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Motion.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION
In re: UAL CORPORATION, et al.,[1] Debtors.	) ) ) ) ) )	Chapter 11 Case No. 02-B-48191 (Jointly Administered) Honorable Eugene R. Wedoff
MOTION FOR ENTRY OF AN ORDER PURSUANT TO SECTIONS 105(a), 362(a)(3), AND 541 OF THE BANKRUPTCY CODE (A) LIMITING CERTAIN TRANSFERS OF EQUITY INTERESTS OF THE DEBTORS AND CLAIMS AGAINST THE DEBTORS
AND (B) APPROVING RELATED NOTICE PROCEDURES

The above-captioned debtors and debtors in possession (collectively, the "Debtors") hereby move the Court (the "Motion") for entry of an order pursuant to Sections 105(a), 362(a)(3), and 541 of the Bankruptcy Code (A) limiting certain transfers of equity interests in and of the Debtors and claims against the Debtors and (B) approving related notice procedures.  In support of the Motion, the Debtors respectfully state as follows.2

Jurisdiction

1.  The Court has jurisdiction over this Motion pursuant to 28 U.S.C. sections 157 and 1334.  This matter is a core proceeding within the meaning of 28 U.S.C. section 157(b)(2).

  2.  Venue of this proceeding and the Motion is proper in this District pursuant to 28 U.S.C. sections 1408 and 1409.   3.  The bases for the relief requested herein are Sections 105(a), 362(a)(3), and 541 of Title 11 of the United States Code as amended from time to time (the "Bankruptcy Code").   ____________________
1  The Debtors are the following entities:  UAL Corporation, UAL Loyalty Services, Inc., Confetti, Inc., Mileage Plus Holdings, Inc., Mileage Plus Marketing, Inc., MyPoints.com, Inc., Cybergold, Inc., itarget.com, inc., MyPoints Offline Services, Inc., UAL Company Services, Inc., UAL Benefits Management, Inc., United BizJet Holdings, Inc., BizJet Charter, Inc., BizJet Fractional, Inc., BizJet Services, Inc., United Air Lines, Inc., Kion Leasing, Inc., Premier Meeting and Travel Services, Inc., United Aviation Fuels Corporation, United Cogen, Inc., Mileage Plus, Inc., United GHS, Inc., United Worldwide Corporation, United Vacations, Inc., Four Star Leasing, Inc., Air Wis Services, Inc., Air Wisconsin, Inc., Domicile Management Services, Inc.
2  The facts and circumstances supporting this Motion are set forth in the Affidavit of Frederic F. Brace in Support of First Day Motions, filed contemporaneously herewith.
Background
  4.  The Debtors had no alternative but to commence these Chapter 11 cases.  Their passenger revenues have plunged from $16.9 billion in 2000 to a projected $11.8 billion for 2002.  Many factors have contributed to this financial crisis, including a weakened economy, decreased demand for business travel, the terrorist attacks of September 11 and the resulting lingering reluctance to fly, greater route penetration by low cost carriers, and the ready availability of airline tickets at bargain basement prices over the Internet.  Although these factors have caused a sharp and sustained decline in revenues throughout the airline industry, the Debtors, who historically have enjoyed a leading position among full-fare business customers, have been hit the hardest.   5.  Over the past eighteen months, the Debtors have tried mightily to remain competitive, labor and non-labor cut costs, generate additional liquidity, and increase efficiencies in all aspects of their businesses.  Recently, a coalition of the Debtors' unions agreed to a recovery plan with labor concessions to lower the Debtors' costs and help the Debtors avoid bankruptcy.  Unfortunately, the Debtors were unable to raise capital to finance their operations during their recovery efforts, and the Air Transportation Safety Board (the "ATSB") did not approve the Debtors' $1.8 billion federal loan guarantee proposal.  In the face of a looming cash flow and liquidity crisis, the Debtors thus had no choice but to seek Chapter 11 protection.   6.  An exhaustive discussion of the Debtors' current financial crisis, the long-term roots of that crisis, and the Debtors' plan to emerge from Chapter 11 as an airline with sustainable profits is contained in the United Air Lines, Inc. Informational Brief filed contemporaneously herewith and incorporated by reference herein.  As described exhaustively in that Informational Brief, for the Debtors to emerge from bankruptcy successfully, these proceedings will have to address the Debtors' collective bargaining agreements with its unionized employees - because labor is by far United's largest cost, because United's labor costs are now the highest in the industry, and because the collective bargaining agreements restrict United's ability to reduce its costs and maximize its revenues in ways that are no longer affordable.  Moreover, the covenants set forth in the Debtors' proposed debtor in possession financing require that the cost savings begin virtually immediately.   7.  It bears immediate emphasis that, in calling this Court's attention to the unaffordability of the Debtors' cost structure, the Debtors are not blaming their employees or their union representatives for the Debtors' current crisis.  To the contrary, the Debtors could not be more grateful to their employees and their unions' leadership for their good-faith efforts and unprecedented cooperation in trying to resolve the Debtors' financial dilemma outside of bankruptcy.  At this juncture, however, the only conceivable way for the Debtors to reorganize into a profitable and vibrant airline capable of providing stable employment will be to reduce their labor and other costs dramatically, in part through changes to work rules that place the Debtors at an extraordinary competitive disadvantage.   8.  It also bears even further emphasis that, as before, the Debtors' preferred course of action would be to reach consensual agreements outside of the Section 1113 process with all of its unions about the changes that must be made to the Debtors' collective bargaining agreements.  To this end, the Debtors already have begun discussions with their union leadership and stands ready to negotiate around the clock.  It is only if these negotiations prove unsuccessful in achieving a consensual restructuring that, as a decidedly last choice, the Debtors will seek this Court's assistance pursuant to Section 1113.
Summary of Operations
9.  United Airlines, currently the world's second largest airline, has been operating for seventy-six years and provides air transportation, cargo, and other transportation-related-services to millions of customers each year.  During 2001, UAL carried approximately 75 million passengers and flew approximately 116.6 billion revenue passenger miles.  United's Mileage Plus program is the second largest frequent flyer program with over 40 million members.  United currently operates a fleet of 537 jet aircraft and provides regularly scheduled jet service to 200,000 passengers per day on over 1,765 daily departures to 119 destinations in twenty-six different countries.   10.  United currently employs approximately 83,000 full and part-time employees, approximately 80% of which are union-represented under eleven separate collective bargaining agreements.  Specifically, as of November 1, 2002, approximately 8,800 pilots are represented by the Air Line Pilot Association; approximately 18,000 flight attendants are represented by the Association of Flight Attendants; approximately 38,000 public contact employees, ramp workers and storekeepers, mechanics, food service employees, security officers, fleet technical instructors, and maintenance instructors are represented by the International Association of Machinists and Aerospace Workers; approximately 437 engineers are represented by the International Federation of Professional and Technical Engineers; approximately 181 dispatchers are represented by the Professional Airline Flight Control Association; and approximately 21 meteorologists are represented by the Transport Workers Union.   11.  The Debtors consist of UAL Corporation ("UAL"), a Delaware corporation with its principal place of business in Elk Grove Village, Illinois, and twenty-eight wholly-owned, direct or indirect subsidiaries (collectively with UAL, "United").  UAL's principal subsidiary, United Air Lines, Inc., operates United's airline and related businesses, and UAL's other Debtor-subsidiaries hold assets or perform activities related to the airline.   12.  Although United's airline scheduled passenger business is its chief source of revenue, United also derives income from some of the following ancillary sources: (a) transporting mail and freight on its domestic and international routes; (b) performing contract maintenance work; (c) domestic and international charter flights; (d) selling fuel to other carriers; and (e) revenue contracts related to its Mileage Plus program.   13.  United's North American operations have a "hub-and-spoke" structure, with hubs in Chicago, Denver, San Francisco, Los Angeles, and Washington (Dulles).  In 2001, United was the largest carrier in terms of revenue in five of the largest twenty-five markets in the U.S.  United has enhanced its domestic operations by entering into several joint marketing alliances and code-sharing agreements with other domestic carriers, including the United-U.S. Airways code-sharing agreement, which is estimated to generate approximately $200 million in incremental net benefits for United in 2003.   14.  United has a strong international presence, including a hub in Tokyo and significant market shares in London, Brazil, Argentina, and China.  Moreover, United is a founding member of the Star Alliance, the world's largest airline alliance, with fourteen international airlines making 11,000 daily departures to over 700 destinations in over 125 countries.   15.  United Airlines coordinates its operations with at least three independently owned regional commuter airlines -- Air Wisconsin Airlines, Atlantic Coast Airlines, and Sky West Airlines -- operating under the United Express brand.  These regional commuter airlines coordinate to feed traffic from small market cities into United's North American and international route network.
UAL's Capital Structure
  16.  UAL is a publicly held company with approximately 71.0 million shares of outstanding common stock held by approximately 18,600 holders.  UAL has an employee stock ownership plan (the "ESOP"), pursuant to which State Street Bank and Trust, as ESOP trustee, holds among other things five classes of preferred stock, consisting of three classes of junior voting stock and two classes of non-voting ESOP convertible preferred stock, that together represent 55% of the total voting power of all of UAL's common stock.  UAL also has four classes of director preferred shares whose purpose is to elect three employee-designated directors and four independent directors to UAL's board of directors.   17.  United has financed its operations primarily through discrete financing arrangements, which include:   (a)  Approximately $3.1 billion (outstanding principal amount) of various aircraft-backed mortgages secured by approximately 87 aircraft;   (b)  Approximately $4.0 billion (outstanding principal amount) of various aircraft-backed enhanced equipment trust certificate financings secured by approximately 100 aircraft;   (c)  Approximately $1.8 billion of various capital lease obligations with respect to 69 aircraft;   (d)  Approximately $5.5 billion of various operating lease obligations with respect to 243 aircraft;   (e)  Approximately $646 million (outstanding principal amount) of six series of senior notes due between 2003 and 2021 issued pursuant to that indenture dated as of July 1, 1991 from United Air Lines, Inc. to the Bank of New York, as indenture trustee;   (f)  Approximately $1.7 billion (outstanding principal amount) of eighteen special facility revenue bond facilities due between 2011 and 2035; and   (g)  Approximately $97 million (outstanding principal amount) of 13.25% Trust Originated Preferred Securities (the "TOPrS").   18.  The Debtors currently have no unused credit lines and instead have had to satisfy all of their working capital and capital expenditure requirements from cash provided by operating activities and external borrowing.
UAL's Current Financial Crisis
19.  Although the September 11 terrorist attacks are one of the most obvious and publicized reasons for the Debtors' current financial crisis, the Debtors' difficulties began much earlier.  Significantly, starting in 2000, the slowing economy and decrease in high-yield business travel caused a significant decline in the Debtors' revenues.  These declining revenues were exacerbated by the continued increase of Internet-based ticket sales, price transparency and the resultant downward pressure on the prices that United's customers were willing to pay.  Moreover, the increasing impact of "low cost carriers" on United has been particularly severe because more than 60% of United's revenue comes from passengers who currently fly in markets served by low cost carriers.  In the past decade, the growth of low cost carrier traffic has far exceeded the growth rate of United's traffic.  As a result, United's revenue market share fell from 20% in the first quarter of 2000 to 17% in the first quarter of 2002.  This decline in revenue market share, coupled with the slowing economy and decrease in high-yield business traffic, resulted in an $860 million loss during the first half of 2001 -- even before the September 11 attacks.   20.  During this same period, the Debtors' labor costs steadily increased, reaching $7 billion or 38.3% of operating expenses in 2001.  These increases in salary and related costs were largely attributable to the Debtors' collective bargaining agreement with their pilots amended in 2000 and the expected wage increases associated with the Debtors' then open collective bargaining agreements with their machinists, ramp workers, and public contact employees.  In 2002, the Debtors entered into new collective bargaining agreements with these employee groups that contained wage increases retroactive to mid-2000.   21.  As a result of their declining revenues and rising costs, over the past year the Debtors have been operating at a loss and have consumed cash reserves at an unprecedented rate.  For example, the Debtors "burned" $10 million of operating cash per day in the fourth quarter of 2001.  Recently, in November, 2002, the Debtors were once again burning approximately $5 million per day in operating cash.
Prepetition Activities
  22.  In response to dramatically falling revenues, the Debtors mounted an aggressive cost-cutting campaign.  For example, the Debtors currently operate approximately 1,765 daily flights, which is more than a 25% reduction from the Debtors' pre-September 11 schedule.   The smaller daily schedule enabled the Debtors to ground many of their older aircraft.  Moreover, in October, 2001, the Debtors retired approximately 90 aircraft, including entire fleets that were the Debtors' oldest and most costly to operate and maintain.  During November 2001, the Debtors also significantly reduced planned new aircraft deliveries for 2002 and 2003.   23.  As part of their cost-cutting efforts, the Debtors also: significantly reduced planned non-aircraft capital spending; closed several unprofitable international stations; converted six stations to United Express; cancelled or suspended a number of major airport construction plans; closed five reservations centers; eliminated certain travel agency base commissions; and negotiated trade concessions.   24.  In addition, the Debtors have downsized their workforce considerably.  On September 19, 2001, the Debtors announced furloughs of approximately 20,000 employees across all work groups which resulted in $357 million in salary and related cost savings for the first six months of 2002 (as compared to the first six months of 2001).  The Debtors also reduced the number of management and salaried employees by 23%.  Further, in September, 2001, the Debtors suspended CEO compensation through the end of that year, and UAL's board of directors also decided to forego remuneration through the end of that year.  Additionally, the Debtors' management and salaried employees did not receive a wage increase planned for April 1, 2002.  Recently, the Debtors announced a furlough of an additional 2,700 flight attendants and 350 pilots.   25.  Despite these cost-cutting measures, the Debtors continued to burn cash.  The Debtors took advantage of certain one-time liquidity sources in the hope of surviving their financial crisis -- to no avail.  For instance, since late 2001 the Debtors drew down on $1 billion of available credit lines and refinanced approximately $525 million in interim aircraft financing.  Moreover, the Debtors consumed their $782 million ATSB federal grants and over $580 million of tax refunds received in 2002.  Unfortunately, the Debtors burned this cash while attempting to implement their recovery plan and now need more liquidity to survive.   26.  However, the Debtors were unable to obtain any meaningful out of court financing in the public or private capital markets and had no choice but to turn to the ATSB for a $1.8 billion federal loan guarantee.  As part of their loan guarantee proposal, the Debtors submitted a business plan that called for the Debtors to cut capacity, increase revenue, and lower labor costs.  Among other things, the business plan contemplated an agreement between the Debtors and a coalition of their U.S. labor unions to reduce labor costs by approximately $5.2 billion over 5.5 years.  The business plan also contemplated approximately $1.2 billion in capacity reductions and $7.7 billion from non-labor cost reductions and revenue enhancements over the same 5.5 year period.   27.  In the interim, the Debtors faced a $300 million debt maturity due November 17, 2002 under a Kreditanstalt fur Wiederaufbau ("KfW") aircraft mortgage facility. On November 19, 2002, KfW agreed to extend the mortgage facility until December 2, 2002 after the Debtors agreed to repay $15 million of principal and accrued interest.  KfW was to extend the mortgage facility and refinance $200 million of a 1997 Enhanced Equipment Trust Certificate ("EETC") aircraft financing upon the Debtors' payment of approximately $375 million constituting the public portion of the EETC facility.  The EETC facility matured on December 2, and the Debtors exercised their rights under the grace period, which expires on December 12, 2002.  The Debtors' failure to pay the EETC facility resulted in the maturity of the KfW facility, and the Debtors exercised their rights under the grace period, which expires on December 9, 2002.   28.  Unfortunately, the ATSB did not approve the Debtors' proposal, and the Debtors determined that they had no alternative but to seek Chapter 11 relief prior to the expiration of the Debtors' grace period under the relevant facilities.  The Debtors have obtained $1.5 billion in debtor in possession financing, subject to court approval, to support their operations during a Chapter 11 case.  The Debtors hope and intend to work constructively with their labor and non-labor constituents to implement a successful restructuring plan and emerge from Chapter 11 as a profitable, and vibrant airline.
The Debtors' Net Operating Losses ("NOLs")
  29.  As more fully described above, the Debtors have had significant operating losses in the recent past.  Since calendar tax year 2000, the Debtors have not incurred significant federal income tax liability and in fact have incurred substantial net operating losses ("NOLs").3  The Debtors' NOLs are an extremely valuable asset because under the Internal Revenue Code (the "IRC"), the Debtors can carry forward their NOLs to offset their future taxable income for up to 20 taxable years and thereby reduce their future aggregate tax obligations.4   30.  The Debtors' NOLs are currently estimated to be approximately $4 billion, which, based on the 35% corporate tax rate now in effect, are worth approximately $1.4 billion in potential future tax savings.  These tax savings -- and the accompanying increase in the Debtors' cash flow -- will greatly facilitate the Debtors' successful reorganization.  As one bankruptcy court has recognized, "[W]hat is certain is that the NOL has a potential value, as yet undetermined, which will be of benefit to creditors and will assist [the debtors] in their reorganization process.  This asset is entitled to protection while [the debtors] move forward toward their reorganization."  See In re Phar-Mor, Inc., 152 B.R. 924, 927 (Bankr. N.D. Ohio 1993).   31.  A corporation's ability to use its NOLs may be reduced under certain circumstances.5  This Motion focuses on two of those circumstances:   (a)  If the Corporation Experiences an "Ownership Change."  A corporation that undergoes an "ownership change" may be limited in the amount of taxable income that it can offset against its NOLs.6  Pursuant to IRC Section 382(g), an "ownership change" occurs if, immediately after a "testing date," and as measured during a rolling 3-year "testing period,"7 the percentage of the corporation's stock (measured by value) held by certain significant shareholders (i.e., shareholders owning 5% or more) increases by 50 percentage points or more.  For example, if a 10% shareholder purchased additional stock and became a 61% shareholder, the percentage of stock owned by 5% stockholders would have increased by 51 percentage points, thereby causing an "ownership change."8  A "significant shareholder" also includes an entity that becomes a significant shareholder by virtue of one or more purchases.  Thus, for example, if a 2% shareholder purchased additional stock and became a 53% shareholder, then the percentage of stock owned by such shareholder would have increased by 51 percentage points, thereby causing an "ownership change."   (b)  "Changes of Ownership" When Debt Is Converted to Stock Under a Chapter 11 Plan.  If a debtor's Chapter 11 plan of reorganization provides for certain creditors to receive stock in the reorganized debtor's business, a "change of ownership" may occur that may limit the amount of NOLs that can be offset against income.  However, if the debtor's shareholders and/or "Qualified Creditors"9 own at least 50% of the value and voting power of the debtor's stock after reorganization, the Debtor's NOLs will be preserved despite the "ownership change."10   ____________________
3  NOLs can be used as either "carrybacks" (in which the corporation uses the NOLs to offset taxable income for up to two previous taxable years) or "carryovers" (in which the corporation uses the NOLs to offset taxable income for up to twenty taxable years into the future).
4  See 26 U.S.C. section 172.
5  See 26 U.S.C. sections 269, 381, 382, 383 and 384.
6   In general, under IRC section 382, if a corporation undergoes an "ownership change," the amount of NOLs that the corporation can use in any given year to reduce its taxable income is limited to an amount equal to (a) the value of the corporation's equity on the date that the "ownership change" occurs multiplied by (b) the tax-exempt bond rate on that date.  Currently, the tax-exempt bond rate is approximately 4.75%.  As a result, if the a debtor's equity had a total market value of $150 million on a date that an "ownership change" occurred, the amount of NOLs that the corporation could use to offset its taxable income would be limited to approximately $7 million per year (i.e., $150 million x 4.75%).  If the debtor later had $50 million of taxable income in a future year, it would be able to offset $7 million of such taxable income, but would have to pay tax on the remaining $43 million.  Because the Debtors have approximately $4 billion of NOLs, a limitation amount of $7 million per year would effectively mean that $3.9 billion of the NOLs could never be used to offset future taxable income.  If the Debtors were to lose the use of $3.9 billion of NOLs to offset future taxable income, the Debtors would lose approximately $1.35 billion in potential future tax savings (based on the 35% corporate tax rate now in effect).
7  Generally, a "testing date" occurs when there is a change in the percentage of stock owned by a 5% shareholder before or after the change, or when an option to purchase the stock of the corporation is granted by the corporation.  The "testing period" generally consists of the 3-year period prior to any testing date.
8  Under IRC section 382(g)(4)(A), all stockholders who individually hold less than 5% of the shares of stock of a company are generally deemed to be a single 5% stockholder throughout the 3-year testing period, and transfers between such stockholders are disregarded for purposes of determining whether an "ownership change" has occurred (the "Public Group Rule").  Thus, so long as half or more of the debtor's stock is owned by less than 5% stockholders throughout the 3-year testing period, there will be no "ownership change" under IRC section 382.  Accordingly, the Debtors do not seek to impose the requested notice and hearing procedures on transactions by stockholders holding less than 5% of the Debtors' stock, provided that such stockholders do not intend to accumulate a 5% or greater block of stock or add or sell shares to or from such a block.
9  Under IRC section 382(l)(5)(E), a creditor whose debt is being converted into stock pursuant to a Chapter 11 plan is a "Qualified Creditor" if either: (a) the claim has been owned by the same beneficial owner since 18 months before the commencement of the bankruptcy case, or (b) the claim arose in the ordinary course of the Debtors' business and has been owned at all times by the same beneficial owner.  Examples of ordinary course debt include trade debt; a liability arising from a past or present employment relationship; and a past or present business relationship with a customer, supplier or competitor.  See Treas. Reg. section 1.382-9(d)(2)(iv).  A creditor who receives stock under the Debtors' Chapter 11 plan of reorganization may also be a "Qualified Creditor" if it ultimately owns less than 5% of the reorganized business, despite not being able to satisfy the continuous ownership requirements.  This is termed the "De Minimis Rule."  Treas. Reg. section 1.382-9(d)(3).
10  See 26 U.S.C. section 382(l)(5)(A).  A corporation that has not previously had an ownership change is not subject to the limitations imposed by IRC section 382 with respect to an ownership change resulting from the consummation of a Chapter 11 plan or reorganization, provided that under the plan the debtor's pre-ownership change shareholders (i.e. persons who owned the debtor's equity immediately before the relevant ownership change) and/or "Qualified Creditors" emerge from the reorganization owning at least 50% of the total value and voting power of the debtor's stock immediately after the ownership change.  This is termed the "Safe Harbor."  Although there can be no assurance that the Safe Harbor ultimately will be available to the Debtors, it is important that the Debtors preserve their ability to propose a plan or reorganization that could take advantage of the Safe Harbor.  Because whether a creditor is "qualified" depends on whether such creditor has held its claim until the effective date of a plan of reorganization, transfers of claims by creditors before such date pose a threat to the Debtors' ability to satisfy the requirements of the Safe Harbor.  Similarly, because transfers of equity interests by or to 5% stockholders before the effective date of a plan of reorganization can trigger an ownership change that could impose a severe annual limitation on the Debtors' use of their NOLs, even if the Debtors later satisfied the Safe Harbor requirements in connection with a second ownership change resulting from a plan of reorganization, such transfers also pose a threat to the value of their NOLs.  The requested relief will ensure that the Debtors have maximum flexibility to structure a plan of reorganization that meets the requirements of the Safe Harbor, and thus preserves their NOLs to the fullest extent.
     Even if it is ultimately determined that the Safe Harbor is unavailable to the Debtors, it is in their best interests to restrict equity transactions which could result in an "ownership change" prior to consummation of a plan of reorganization for two additional reasons.  First, an "ownership change" must occur prior to consummation of a plan of reorganization for the Debtors to qualify for the "Favorable Valuation Rule" in 26 U.S.C. section 382(1)(6).  IRC Section 382(1)(6) provides that if a corporation undergoes an "ownership change" pursuant to a plan of reorganization in Chapter 11 and the Safe Harbor does not apply (either because the corporation elects out of it or because its requirements are not satisfied), then the appropriate consolidated value of the Debtors for purposes of calculating the section 382 limitation will reflect the increase in the Debtors' value resulting from any surrender or cancellation of creditors' claims in the transaction.  Thus, assuming the Debtors' consolidated value increases as a result of the reorganization, section 382(1)(6) will provide for a higher annual limitation than would result under the general rules of section 382, thereby preserving the Debtors' ability to use a greater portion of their NOLs to offset any post-ownership change income.  Second, preventing an "ownership change" prior to the effective date of a plan of reorganization will also benefit the Debtors' estates by ensuring that the reorganized Debtors will have unlimited use of their NOLs to offset any expected cancellation of indebtedness income arising on the effective date of a plan of reorganization, which income may be a significant amount.  See 26 U.S.C. section 382(a).   32.  Once all or part of a NOL is disallowed under IRC Section 382, its use is limited forever, and once a claim or equity interest is transferred, the transfer cannot be nullified without court action.  Thus, unrestricted transfers of equity securities in and of, and claims against, the Debtors could hinder the Debtors' reorganization efforts by causing them to lose their ability to use NOLs to offset future taxable income.   33.  Restricting the transfers of equity securities in and of, and claims against, the Debtors is particularly important in the Chapter 11 Cases because significant shareholders recently have transferred large amounts of the Debtors' equity securities and have disclosed publicly their intent to make additional transfers, thereby potentially causing an "ownership change" and potentially impairing the Debtors' ability to use their NOLs to offset future taxable income.   34.  Specifically, on September 27, 2002, Aon Fiduciary Counselors, Inc. ("Aon"), the independent fiduciary for the UAL Corporation ("UAL") stock funds in UAL's 401(k) plans (the "401(k) Plans"), filed a Form 144 with the Securities and Exchange Commission (the "SEC") disclosing that it may sell up to 10,577,325 shares of UAL common stock then held in the 401(k) Plans.  Simultaneously therewith, Aon directed Fidelity Investments ("Fidelity") and Frank Russell Trust Company ("Frank Russell"), both of whom are trustees of the 401(k) Plans, to cease purchases of UAL common stock and to increase the percentage of cash held in the UAL stock funds to 20% of the total value of the funds by selling UAL common stock.  As the likelihood of a bankruptcy filing increased, Aon directed Fidelity and Frank Russell to correspondingly increase the cash position in the stock funds by liquidating shares of UAL common stock.11  On Nov. 26, 2002, Aon directed Fidelity and Frank Russell to reduce the funds' exposure to UAL common stock and to increase the cash position of the stock funds to 50%.  As of December 2, 2002, Fidelity and Frank Russell informed the Debtors that they had sold on a combined basis approximately 6.8 million shares of UAL common stock, a significant portion of such sales resulting from the directives issued by Aon.12   ____________________
11  For instance, on October 10, 2002, Aon directed Fidelity and Frank Russell to increase their cash target to 20%; on October 28, 2002, this cash target was increased to 25%; and on November 22, 2002, this cash target was increased to 40%.
12  A certain percentage of these sales occurred as the result of instructions from participants in UAL's 401(k) plans (i.e., sales directed by current or former employees).   35.  Additionally, on September 27, 2002, State Street Bank and Trust Company ("State Street"), the recently appointed independent fiduciary of UAL's Employee Stock Ownership Plan (the "ESOP"), filed a Form 144 with the SEC to indicate it may sell up to 10,964,700 shares of UAL common stock (upon conversion of ESOP preferred stock) within a three month period.  In recent weeks, due to increased trading volume since September 27, 2002, which provides State Street with greater flexibility to dispose of even higher amounts of shares of UAL common stock, State Street has twice amended its Form 144 to indicate it may sell up to approximately 21.7 million shares of UAL common stock by December 27, 2002.  Since September 27, 2002, State Street has sold approximately 13.6 million shares of UAL common stock.   36.  The Debtors believe that Aon's and State Street's stock sales, combined with transfers conducted by other significant shareholders during the prior three years, has increased the risk that an "ownership change" may occur unless future stock transfers are restricted.  The Debtors believe, based upon their analysis of publicly available Schedule 13Gs filed with the SEC by the Debtors' significant common shareholders in the past three years, that arguably a shift in ownership of at least 35 percentage points may be deemed to have occurred.13  Because of the huge potential tax savings (approximately $1.4 billion) that will be lost if an "ownership change" occurs, it is necessary to restrict the trading of the claims against, and equity interests in and of, the Debtors to facilitate a successful restructuring.   ____________________
13  This argument assumes that Aon is the "beneficial owner" of the common stock of UAL held in the 401(k) Plans.  In its Schedule 13G filed on September 27, 2002, Aon disclaimed beneficial ownership of the 12,725,370 shares of common stock held in the 401(k) Plans.  However, it could be argued that Aon may be a "beneficial owner" of this stock because under the 401(k) Plans because Aon has full authority to: (a) continue to offer the funds as investment options under the 401(k) Plans on such terms and conditions as Aon deems prudent and in the interest of the 401(k) Plans and their participants, including prohibiting or limiting (e.g., as a percentage of a participant's account) further purchases or holdings of interests in the funds or increasing the funds' holdings of cash or cash equivalent investments; and (b) terminate the availability of the funds as investment options on such terms and conditions as Aon deems prudent and in the interest of the 401(k) Plans and their participants (and notwithstanding any participant investment directions to the contrary), including determining the manner and timing of termination of the funds and orderly liquidation of the assets thereof.  In contrast, the Debtors believe that Aon's position is that it is not the beneficial owner of the stock in the 401(k) Plans because the participants in the 401(k) Plans are allowed to provide confidential directions regarding how the shares of common stock attributable to their accounts should be voted or tendered.  In its Schedule 13G, Aon stated that "[n]either Aon Fiduciary Counselors nor Aon [Corporation] has any economic interest in the shares of Common Stock held by the [401(k)] Plans.  Each [401(k)] Plan participant has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares of Common Stock held in such participant's account (subject to the above described fiduciary powers of Aon Fiduciary Counselors). Further, each such participant has sole voting power over the securities held in such participant's account."

Relief Requested
37.  By this Motion, the Debtors request that this Court order that certain notice and waiting periods govern transfers of equity interest in and of, and claims against, the Debtors.  This will provide the Debtors with advance notice of certain transfers that may jeopardize their NOLs, and will enable the Debtors, if necessary, to obtain substantive relief from this Court to protect their NOLs.  The limited relief requested in this Motion will enable Debtors to closely monitor certain transfers of equity and claims, and ensure that the Debtors are in a position to act expeditiously to prevent such transfers if necessary, and thus allow the Debtors to protect and preserve their NOLs.  Specifically, the Debtors request that the Court enter an Order approving the procedures set forth on Exhibit A hereto (the "Notice and Hearing Procedures").
Applicable Authority
A.  NOLs are Property of a Debtor's Estate Entitled to Protection   38.  Courts have uniformly held that a debtor's NOLs constitute property of the estate under Section 541 of the Bankruptcy Code.  Courts also have uniformly held that they have the authority to impose measures intended to protect and preserve a debtor's NOLs.  The seminal case articulating this rule is In re Prudential Lines, Inc., 107 B.R. 832 (Bankr. S.D.N.Y. 1989), aff'd, 119 B.R. 430 (S.D.N.Y. 1990), aff'd, 928 F.2d 565 (2d Cir. 1991), cert. denied 502 U.S. 821 (1991).  In Prudential Lines, the Court enjoined a parent corporation from taking a worthless stock deduction with respect to its equity in a bankrupt wholly-owned subsidiary, on the grounds that allowing the parent to take such a deduction would destroy its debtor-subsidiary's NOLs.  In issuing the injunction, the Court held that the "debtor's potential ability to utilize NOLs is property of an estate," and that "the taking of a worthless stock deduction is an exercise of control over a debtor's NOLs" that was properly subject to the automatic stay.  Prudential Lines, 107 B.R. 832, 838-42; see also In re Southeast Banking Corp., Case No. 91-14561-BKC-PGH (Bankr. S.D. Fla., July 21, 1994) (debtor's interest in their NOLs "constitutes property of the estate within the scope of [11 U.S.C. section 541(a)(1)] and is entitled to the protection of the automatic stay"); In re Phar-Mor, Inc., 152 B.R. 924, 926 (Bankr. N.D. Ohio 1993) ("the sale of stock is prohibited by section 362(a)(3) as an exercise of control over the NOL, which is property of the estate"); In re Grossman's, Inc., Case No. 97-695 (PJW) (Bankr. D. Del. Oct. 9, 1997) (the debtors' net operating loss carryforward is property of the debtors' estates and is protected by the automatic stay).   39.  Because the Debtors' NOLs are property of their estates, this Court has the authority under Section 362 of the Bankruptcy Code to enforce the automatic stay by restricting the transfer of the Debtors' equity securities in and of, and claims against, the Debtors which could reduce the value of the NOLs.   B.  Propriety of Relief Requested   40.  Courts have commonly granted the relief requested herein (i.e., the restriction or enjoining of transfers of claims or equity securities in order to protect a debtor against the possible loss of its NOLs). See, e.g., In re US Airways Group, Inc., et al., Case No. 02-83984 (SSM) (Bankr. E.D. Va. Oct. 2, 2002) (debtor provided 10 days notice to object to proposed transfers of claims against the debtor that would increase the transferee's holdings to or above $100 million in the aggregate face amount; $100 million in claims was the lowest amount that could reasonably be expected to lead to a distribution of 5% of the stock in the reorganized debtor); In re Williams Comm. Group, Inc., Case No. 02-11957 (BRL) (Bankr. S.D.N.Y. July 24, 2002) (debtor provided 30 days notice to object to proposed transfers of claims against the debtor that would increase the transferee's holdings to or above $200 million in the aggregate face amount; $200 million in claims was the lowest amount that could reasonably be expected to lead to a distribution of 5% of the stock in the reorganized debtor); In re Metrocall, et al., Case No. 02-11579 (RB) (Bankr. D. Del. June 6, 2002) (debtor provided 5 business days notice to object to proposed transfers of stock that would result in the transferee holding 5% or more of the debtor's stock or a reduction in the ownership interest of an existing 5% or greater shareholder); In re Casual Male Corp., Case No. 01-41404 (REG) (Bankr. S.D.N.Y. May 18, 2001) (enjoining transfers of common stock and convertible notes that would result in the transferee's holdings increasing to or beyond 4.99%; debtor provided 30 days notice to object to proposed transfers of senior subordinated notes or other general unsecured claims  against the debtor); In re Worldtex, Inc., Case No. 01-785 (MFW) (Bankr. D. Del. Apr. 2, 2001) (debtor provided 30 days notice to object to proposed transfers that would result in the transferee holding 5% or more of the debtor's common stock or decrease the ownership interest of an existing 5% or greater shareholder); In re Reliance Acceptance Group Inc., Case No. 98-288 (PJW) (Bankr. D. Del. Apr. 28, 1998) (debtor provided 30 days notice to object to proposed transfers that would result in the transferee holding 5% or more of debtor's common stock); In re First Merchants Acceptance Corp., 1998 Bankr. LEXIS 1816 (Bankr. D. Del. 1998) (debtor provided 30 days notice to object to proposed transfers of stock in the debtor that would increase the transferee's holdings to or above 300,000 shares of the debtor's stock and to any proposed transfers of 1995 subordinated reset notes or general unsecured claims against the debtor); In re Grossman's, Inc., Case No. 97-695 (PJW) (Bankr. D. Del. Oct. 9, 1997) (debtor provided 30 days notice to object to proposed transfers of stock that would increase the transferee's holdings to or above 1,350,000 shares of debtor's stock and to proposed transfers of general unsecured claims that would increase the transferee's the holdings to or above an aggregate face amount of $3,500,000); In re Southeast Banking Corp., Case No. 9l-14561-BKC-PGH (Bankr. S.D. Fla. July 21, 1994) (enjoining 5% trades of common stock); In re Phar-Mor, Inc., 152 B.R. 924 (Bankr. N.D. Ohio 1993) (enjoining shareholders from selling stock in the debtor unless they obtained relief from the automatic stay); In re McLean Indus. Inc., Case Nos. 86-B-12238-l224l (Bankr. S.D.N.Y. Feb. 16, 1989) (requiring an application to the court for authority to transfer any claims).   41.  Courts ordering such relief generally have done so by imposing notice and hearing requirements on any proposed transfer of claims or stock to or by a person whose holdings of such claims or stock exceeds, or would exceed as a result of the proposed transfer, a certain threshold amount.  The order in First Merchants Acceptance, 1998 Bankr. LEXIS 1816 (Bankr. D. Del. 1998), was typical in this regard. There, the Court entered an order imposing on any party a duty to provide notice to the Court and to debtor's counsel if such party intended to (a) acquire, accumulate or sell more than a prescribed number of shares of the debtor, or to add additional shares to such a block, or (b) acquire or sell any subordinated reset notes or unsecured claims against the debtors.  The debtor then was afforded 30 days to object to such transaction, at which point a hearing would be held so that the court could decide whether to allow any such transfer to be consummated.  See also In re Williams Comm. Group, Inc., Case No. 02-11957 (BRL) (Bankr. S.D.N.Y. July 24, 2002) (claims trading restrictions applied to certain claimholders); In re Worldtex, Inc., Case No. 01-785 (MFW) (Bankr. D. Del. Apr. 2, 2001) (stock trading restrictions applied to persons who were, or would become as a result of the proposed transfer, 5% stockholders).   C.  The Relief Sought Is Narrow in Scope   42.  The requested relief has been narrowly tailored to apply only to: (a) those persons who own (or would own as a result of the proposed transfer) equity in the Debtors of 2,500,000 shares or more; and (b) those holders who own (or would own as a result of the proposed transfer) claims against the Debtors with an aggregate principal amount of $65,000,000 or more.  The Debtors believe that these levels are the lowest amounts that can be reasonably expected to lead to a distribution of 5% of the equity in the Debtors as reorganized.  Thus, the Debtors only seek to impose the notice and hearing requirements on transfers of equity interests and claims by or to a relatively small group of persons.  The procedures requested by the Debtors would still permit most transactions acquiring or disposing of equity securities and claims to continue, subject only to Bankruptcy Rule 3001(e) and applicable securities, corporate and other laws.14
  ____________________
 14  The Debtors do not seek to impose the requested notice and hearing procedures on stockholders holding less than approximately 5% of the Debtors' stock.
    43.  Although the Debtors' proposed procedures are similar to those approved in First Merchants Acceptance, supra, the Debtors have excluded from their proposed notice and hearing procedures those transfers by holders of claims and interests expected to fall under the so-called "De Minimis Rule" (i.e., persons who beneficially own or would own, after giving effect to any proposed transfer, claims with an aggregate principal amount of less than $65,000,000).  Thus, the Debtors' proposed procedures are less burdensome than those approved in First Merchants Acceptance.   44.  Also, similar to the notice and hearing procedures approved in First Merchants Acceptance, supra, the Debtors' proposed notice and hearing procedures provide that significant claimholders and equity holders (including entities that would become significant claimholders or equity holders after a proposed purchase transaction) must give the Debtors 30 days notice of a proposed transfer of such claims or equity interest before such holders could move the court for relief from the automatic stay should the Debtors object to such transaction.  As described above, the Debtors believe that one may argue that a shift in ownership of at least 35percentage points already may have occurred during the prior three years, and that the magnitude of the shift in ownership is likely to increase if this Motion is not approved because AON and State Street already have disclosed in SEC filings that they plan to sell significantly more shares of UAL's common stock in the near future   45.  It is imperative that the Debtors closely scrutinize any transactions that would increase the risk of an "ownership change" because such a large shift of ownership has already occurred, the very low consolidated value of the Debtors' equity makes acquiring large blocks of such equity relatively inexpensive (and therefore likely), and there may be a significant delay until current significant equity holders have to disclose their stock transactions to the Debtors or to the SEC.  For the Debtors to adequately evaluate whether a particular transaction would materially increase the risk of an "ownership change" occurring, the Debtors need to conduct a thorough investigation to determine the identity of their stakeholders and the size of such stakeholders' holdings before and after such proposed transaction.  Once the Debtors determine the identity of their current stakeholders, the Debtors must make a very complicated legal determination of whether the proposed transfer of claims or stock would likely trigger an "ownership change" for purposes of IRC Section 382.  The Debtors believe that they cannot conduct a necessarily thorough and diligent investigation and analysis in much less than 30 days.
Conclusion
46.  The Debtors' NOLs are valuable assets of their estates that will facilitate the Debtors' reorganization and benefit all of their stakeholders.  If the Debtors are unable to monitor and object to the above-referenced transfers, the Debtors' future use of their NOLs may be jeopardized.  The Debtors have proposed notice and hearing procedures that impose minimal burdens on affected entites to achieve a substantial benefit to the Debtors' estate, and the Debtors believe that granting the relief requested in this Motion is in the best interests of the Debtors' estates, their creditors and other parties in interest.
No Prior Request
47.  No previous request for the relief sought herein has been made to this or any other Court.
Notice
48.  Notice of this Motion has been given to (a) the United States Trustee; (b) counsel to the proposed debtor in possession lenders; and (c) those parties listed on the Debtors' Consolidated List of Creditors Holding 20 Largest Unsecured Claims.  In light of the nature of the relief requested, the Debtors submit that no further notice is necessary. WHEREFORE, the Debtors respectfully request that the Court (a) enter an order, substantially in the form attached hereto, implementing the Notice and Hearing Procedures set forth on Exhibit A hereto, and (b) grant such other and further relief as the Court deems appropriate.

Dated: Chicago, Illinois	UAL CORPORATION, et al.
December 10, 2002
By: /s/ James H.M. Sprayregen

James H.M. Sprayregen, P.C. (ARDC No. 6190206)
Marc Kieselstein (ARDC No. 6199255)
David R. Seligman (ARDC No. 0238064)
Steven R. Kotarba (ARDC No. 6245278)
KIRKLAND & ELLIS
200 East Randolph Drive
Chicago, IL 60601
(312) 861-2000 (telephone)
(312) 861-2200 (facsimile)

Counsel for the Debtors and Debtors in Possession

EXHIBIT A

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

In re: UAL CORPORATION, et al.,[1] Debtors.	) ) ) ) ) )	Chapter 11 Case No. 02-B-48191 (Jointly Administered) Honorable Eugene R. Wedoff

NOTICE PROCEDURES RELATING TO CERTAIN TRANSFERS OF EQUITY
INTERESTS IN AND OF THE DEBTORS AND CLAIMS AGAINST THE DEBTORS

                    PLEASE TAKE NOTICE THAT on December 9, 2002 (the "Petition Date"), UAL Corporation, together with certain of its subsidiaries and affiliates (collectively, the "Debtors"), commenced cases under Chapter 11 of the United States Bankruptcy Code.

                     PLEASE TAKE FURTHER NOTICE THAT on December 9, the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the "Bankruptcy Court") entered an order (the "Order") approving the procedures set forth herein (the "Notice Procedures") to preserve the Debtor's net operating losses ("NOLs").  Any sale or other transfer of claims against or equity securities in the Debtors in violation of the procedures set forth below shall be null and void ab initio and shall confer no rights on the transferee.

____________________
1  The Debtors are the following entities:  UAL Corporation, UAL Loyalty Services, Inc., Confetti, Inc., Mileage Plus Holdings, Inc., Mileage Plus Marketing, Inc., MyPoints.com, Inc., Cybergold, Inc., itarget.com, inc., MyPoints Offline Services, Inc., UAL Company Services, Inc., UAL Benefits Management, Inc., United BizJet Holdings, Inc., BizJet Charter, Inc., BizJet Fractional, Inc., BizJet Services, Inc., United Air Lines, Inc., Kion Leasing, Inc., Premier Meeting and Travel Services, Inc., United Aviation Fuels Corporation, United Cogen, Inc., Mileage Plus, Inc., United GHS, Inc., United Worldwide Corporation, United Vacations, Inc., Four Star Leasing, Inc., Air Wis Services, Inc., Air Wisconsin, Inc., Domicile Management Services, Inc.
1.  Notice Procedures for Transfers of Debtors' Equity Securities
(a)  Notice of Substantial Equityholder Status.  Any person or entity who currently or in the future Beneficially Owns (as defined in 1(a)(i) below) at least 2,500,000 shares (representing approximately 4.5% of all issued and outstanding shares) of the common stock of the Debtors (a "Substantial Equityholder") shall file with the Court and serve upon the Debtors' counsel a notice of such status in the form attached hereto as Exhibit 1A on or before the date that is the later of: (A) the date that is forty (40) days after the entry of the Order or (B) the date that is ten (10) days after such person or entity becomes a Substantial Equityholder.
(i)  Beneficial Ownership.  For purposes of the Order, "Beneficial Ownership" of an "equity interest" or "claim"(as such terms are defined in Section 101 of the Bankruptcy Code) includes:
(1)  direct and indirect ownership by a holder (e.g., a holding company would be considered to "beneficially own" all equity interests or claims, as the case may be, owned or acquired by its subsidiaries);
(2)  ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of an equity interest or claim, as the case may be; and
(3)  ownership of an equity interest or claim, as the case may be, that such holder has a right to acquire through the ownership of an option, a contingent purchase right, a warrant, convertible debt or equity, a put, an equity interest or claim, as the case may be, subject to risk of forfeiture, or a contract to acquire an equity interest or claim, regardless of whether such interest or right to acquire is contingent or otherwise not currently exercisable (each such right or interest to acquire, an "Option").
 (b)  Acquisition of Equity Securities.  Prior to effecting any acquisition of the Debtors' equity securities (including the acquisition of Options to acquire the Debtors' equity securities) that would result in an increase in the amount of the Debtors' equity securities Beneficially Owned by a Substantial Equityholder or would result in a person or entity becoming a Substantial Equityholder (a "Proposed Equity Acquisition Transaction"), such person, entity or Substantial Equityholder (a "Proposed Equity Transferee") shall file with the Court and serve on the Debtors' counsel a Notice of Intent to Purchase, Acquire or Otherwise Accumulate an Equity Interest (an "Equity Acquisition Notice"), in the form attached hereto as Exhibit 1B, specifically and in detail describing the intended transaction acquiring the Debtors' equity securities.

(c)  Disposition of Equity Securities.  Prior to effecting any disposition of the Debtors' equity securities (including the disposition of Options to acquire the Debtors' equity securities) that would result in a decrease in the amount of the Debtors' equity securities Beneficially Owned by a Substantial Equityholder or that would result in a person or entity ceasing to be a Substantial Equityholder (a "Proposed Equity Disposition Transaction"), such person, entity or Substantial Equityholder (a "Proposed Equity Transferor") shall file with the Court and serve on the Debtors' counsel a Notice of Intent to Sell, Trade or Otherwise Transfer an Equity Interest (an "Equity Disposition Notice"), in the form attached hereto as Exhibit 1C, specifically and in detail describing the intended transaction disposing of the Debtors' equity securities.

(d)  Objection Procedures.  No later than the date that is thirty (30) calendar days after the Debtors' actual receipt of an Equity Acquisition Notice or an Equity Disposition Notice, as the case may be (the "Objection Deadline"), the Debtors may file with the Court and serve on a Proposed Equity Transferor or a Proposed Equity Transferee, as the case may be, an objection to any proposed transfer of the Debtors' equity securities described in an Equity Acquisition Notice or an Equity Disposition Notice, as the case may be, on the grounds that such transfer would adversely affect the Debtors' ability to utilize their NOLs (an "Objection").

A.  If the Debtors timely file an Objection by the Objection Deadline, the Proposed Equity Acquisition Transaction or Proposed Equity Disposition Transaction, as the case may be, shall not be effective unless approved by an order of this Court, after notice and a hearing, and such order is not subject to appeal, stay, modification, or reconsideration.
B.  If the Debtors do not timely file an Objection by the Objection Deadline, the Proposed Equity Acquisition Transaction or Proposed Equity Disposition Transaction, as the case may be, may proceed only as specifically described in an Equity Acquisition Notice or Equity Disposition Notice, as the case may be.
C.  Any further transactions beyond the scope of the Equity Acquisition Notice or Equity Disposition Notice, as the case may be, must separately follow the notice procedure as set forth herein.
 2.  Notice Procedure for Transfers of Claims
(e)  Notice of Substantial Claimholder Status.  Any person or entity who currently or in the future Beneficially Owns (as defined in 1(a)(i) above) (a) an aggregate principal amount of claims against the Debtors equal to or exceeding $65,000,000 or any controlled entity through which such person or entity Beneficially Owns an indirect interest in such claims against the Debtors, or (b) a lease or leases under which one or more of the Debtors are lessees and pursuant to which payments of $65,000,000 or more in the aggregate are or will become due (a "Substantial Claimholder") shall file with the Court, and serve upon the Debtors' counsel, a notice of such status, in the form attached hereto as Exhibit 2A, on or before the date that is the later of: (A) the date that is forty (40) days after the entry of the Order or (B) the date that is ten (10) days after becoming a Substantial Claimholder.
(f)  Acquisition of Claims.  Prior to effecting any acquisition of claims against the Debtors that would result in an increase in the aggregate principal amount of such claims Beneficially Owned by a Substantial Claimholder or would result in a person or entity becoming a Substantial Claimholder (a "Proposed Claims Acquisition Transaction"), such person, entity or Substantial Claimholder (a "Proposed Claims Transferee") shall file with the Court, and serve on the Debtors' counsel a Notice of Intent to Purchase, Acquire or Otherwise Accumulate a Claim (a "Claims Acquisition Notice"), in the form attached hereto as Exhibit 2B, specifically and in detail describing the intended acquisition of claims against the Debtors, regardless of whether such acquisition would also be subject to the filing, notice and hearing requirements of Federal Rule of Bankruptcy Procedure 3001.
(g)  Disposition of Claims.  Prior to effecting any disposition of claims against the Debtors that would result in a decrease in the aggregate principal amount of such claims Beneficially Owned by a Substantial Claimholder or would result in a person or entity ceasing to be a Substantial Claimholder (a "Proposed Claims Disposition Transaction"), such person, entity or Substantial Claimholder (a "Proposed Claims Transferor") shall file with the Court, and serve on the Debtors' counsel a Notice of Intent to Sell, Trade or Otherwise Transfer a Claim (a "Claims Disposition Notice"), in the form attached hereto as Exhibit 2C, specifically and in detail describing the intended disposition of claims against the Debtors, regardless of whether such disposition would also be subject to the filing, notice and hearing requirements of Federal Rule of Bankruptcy Procedure 3001.
(h)  Objection Procedures.  No later than the date that is thirty (30) calendar days after the Debtors' actual receipt of a Claims Acquisition Notice or a Claims Disposition Notice, as the case may be (the "Objection Deadline"), the Debtors may file with the Court and serve on a Proposed Claims Transferor or Proposed Claims Transferee, as the case may be, an objection to any proposed transfer of claims described in a Claims Acquisition Notice or Claims Disposition Notice, as the case may be, on the grounds that such transfer would adversely affect the Debtors' ability to utilize their NOLs (an "Objection").
A.  If the Debtors timely file an Objection by the Objection Deadline, the Proposed Claims Acquisition Transaction or Proposed Claims Disposition Transaction, as the case may be, shall not be effective unless approved by an order of this Court, after notice and a hearing, and such order is not subject to appeal, stay, modification, or reconsideration.
B.  If the Debtors do not timely file an Objection by the Objection Deadline, the Proposed Claims Acquisition Transaction or Proposed Claims Disposition Transaction, as the case may be, may proceed only as specifically set forth in a Claims Acquisition Notice or Claims Disposition Notice, as the case may be.
C.  Any further transactions beyond the scope of a Claims Acquisition Notice or Claims Disposition Notice, as the case may be, must separately follow the notice procedure as set forth herein.
 3.  Other Notice Procedures (i)  Service of Procedures Notice.  Following entry of the Order, the Debtors shall deliver a copy of the Notice of (A) notification procedures applicable to substantial holders of claims and equity securities and (B) notification and hearing procedures for trading in claims and equity securities (the "Notice of Notification Procedures") (a copy of which is attached hereto as Exhibit 3) to the entities listed below.  The Notice of Notification Procedures shall inform all recipients thereof how to obtain copies of these Notice Procedures and the relevant notices described herein.
(i)  the Office of the United States Trustee;
(ii)  any official statutory committee appointed in these Chapter 11 Cases;
(iii)  counsel for the Debtors' debtor-in-possession lenders;
(iv)  entities that are recipients of the notice of commencement of these Chapter 11 Cases;
(v)   the indenture trustees and transfer agents for all classes of equity securities of the Debtors and all bonds or debentures of the Debtors;
(vi)  all parties who file notices of transfers of claims under Federal Rule of Bankruptcy Procedure 3001(e)(i);
(vii) all entities who file notice of appearance and request service of papers pursuant to Bankruptcy Rule 2002; and
(viii) those entities who are generally known in the financial services industry as entities in the business of buying and selling bankruptcy claims.
 (j)  Upon receipt of the Notice of Notification Procedures, any indenture trustee(s) or transfer agent(s) for any equity securities of the Debtors and any bonds or debentures of the Debtors shall, at least once every three (3) months during the pendency of these Chapter 11 Cases, deliver the Notice of Notification Procedures to all holders of such bonds, debentures or equity securities registered with such indenture trustee or transfer agent.
(i)  Any such registered holder shall, in turn, deliver a copy of the Notice of Notification Procedures to any holder for whose account such registered holder holds such bonds, debentures or equity securities, and so on down the chain of ownership.
(ii)  Any person or entity in their individual capacity (a "Prospective Seller"), and any broker or agent acting on behalf of a Prospective Seller, who contemplates selling (A) claims against the Debtors in the aggregate principal amount of at least $13,000,000 or (B) 500,000 shares of equity securities of the Debtors to another person or entity (a "Prospective Purchaser") must provide a copy of the Notice of Notification Procedures to each Prospective Purchaser or any broker or agent acting on behalf of a Prospective Purchaser.
 (k)  The Debtors shall publish the Notice of Notification Procedures in the domestic editions of the Wall Street Journal and the USA Today. 4.  Any acquisition or disposition or other transfer of equity securities in or of the Debtors or claims against the Debtors in violation of the procedures set forth herein shall be null and void ab initio as an act in violation of the automatic stay prescribed in 11 U.S.C. sections 362 and 105(a) and shall confer no rights on the transferee.

5.  The requirements set forth in these Notice Procedures are in addition to the requirements of Federal Rule of Bankruptcy Procedure 3001(e) and applicable securities, corporate, and other laws, and do not excuse compliance therewith.

Exhibit 1A

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

In re: UAL CORPORATION, et al.,[1] Debtors.	) ) ) ) ) )	Chapter 11 Case No. 02-B-48191 (Jointly Administered) Honorable Eugene R. Wedoff

NOTICE OF STATUS AS A SUBSTANTIAL EQUITYHOLDER2

                    PLEASE TAKE NOTICE that [name of equityholder] is/has become a Substantial Equityholder with respect to the equity securities (the "Equity Securities") of [name of Debtor(s)], a debtor and debtor in possession in Case No. 02-B-48191 pending in the United States Bankruptcy Court for the Northern Division of Illinois, Eastern Division.

                    PLEASE TAKE FURTHER NOTICE that, as of [date], [name of equityholder] Beneficially Owns [___] shares of the Equity Securities of [name of Debtor(s)].  The following table sets forth the date(s) on which [name of equityholder] acquired or otherwise became the Beneficial Owner of such Equity Securities:

Number of Shares	Type of Equity Security	Date Acquired

                                                    (Attach additional page if necessary)

PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of [name of equityholder] is ___________________.

PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [name of equityholder] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments that purport to be part of this Notice are true, correct and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order of this Court approving Notice Procedures Relating to Certain Transfers of Equity Interests in and of the Debtors and Claims Against the Debtors, this Notice is being (A) filed with the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, and (B) served upon Kirkland & Ellis, counsel to the Debtors, 200 E. Randolph Drive, Chicago, Illinois 60601, Attn.:  Marc Kieselstein, Esq.

Dated: [city, state]
Respectfully submitted, [Name of Acquirer/Seller] [Address] [telephone and facsimile]

____________________
1   The Debtors are the following entities:  UAL Corporation, UAL Loyalty Services, Inc., Confetti, Inc., Mileage Plus Holdings, Inc., Mileage Plus Marketing, Inc., MyPoints.com, Inc., Cybergold, Inc., itarget.com, inc., MyPoints Offline Services, Inc., UAL Company Services, Inc., UAL Benefits Management, Inc., United BizJet Holdings, Inc., BizJet Charter, Inc., BizJet Fractional, Inc., BizJet Services, Inc., United Air Lines, Inc., Kion Leasing, Inc., Premier Meeting and Travel Services, Inc., United Aviation Fuels Corporation, United Cogen, Inc., Mileage Plus, Inc., United GHS, Inc., United Worldwide Corporation, United Vacations, Inc., Four Star Leasing, Inc., Air Wis Services, Inc., Air Wisconsin, Inc., Domicile Management Services, Inc.
2   For purposes of this Notice: (A) a "Substantial Equityholder" is any person or entity who currently or in the future "Beneficially Owns" at least 2,500,000 shares (representing approximately 4.5% of all issued and outstanding shares) of the common stock of the Debtors, (B) "Beneficial Ownership" of equity securities includes direct and indirect ownership (e.g., a holding company would be considered to "Beneficially Own" all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of an equity interest and ownership of shares that such holder has an Option to acquire; and (C) an "option" to acquire stock includes any contingent purchase right, warrant, convertible debt or equity, put, an equity interest subject to risk of forfeiture, or a contract to acquire an equity interest or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

Exhibit 2A

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

In re: UAL CORPORATION, et al.,[1] Debtors.	) ) ) ) ) )	Chapter 11 Case No. 02-B-48191 (Jointly Administered) Honorable Eugene R. Wedoff

NOTICE OF STATUS AS A SUBSTANTIAL CLAIMHOLDER

                    PLEASE TAKE NOTICE that [name of claimholder] is/has become a Substantial Claimholder2 with respect to claims against UAL Corporation or any of its subsidiaries and affiliates (collectively, the "Debtors"), debtors and debtors-in-possession in Case No. 02-B-48191, pending in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division.

                    PLEASE TAKE FURTHER NOTICE that, as of [date], [name of claimholder] Beneficially Owns claims in the aggregate principal amount of $____________ against the Debtors. The following table sets forth the name of the Debtor issuer, a summary of the terms, and the date on which [name of claimholder] acquired or otherwise became the Beneficial Owner of each such Claim:

Debtor Issuer	Terms	Date Acquired

(Attach additional page if necessary)
                    PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of [name of claimholder] is ________________________.

                    PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [name of claimholder] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments that purport to be part of this Notice are true, correct and complete.

                    PLEASE TAKE FURTHER NOTICE that, pursuant to the Order of this Court approving Notice Procedures Relating to Certain Transfers of Equity Interests in and of the Debtors and Claims Against the Debtors, this Notice is being (A) filed with the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, and (B) served upon Kirkland & Ellis, counsel to the Debtors, 200 E. Randolph Drive, Chicago, Illinois 60601, Attn.:  Marc Kieselstein, Esq.

                    This Notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

Dated: [city, state]
Respectfully submitted, [Name of Acquirer/Seller] [Address] [telephone and facsimile]

____________________
1  The Debtors are the following entities:  UAL Corporation, UAL Loyalty Services, Inc., Confetti, Inc., Mileage Plus Holdings, Inc., Mileage Plus Marketing, Inc., MyPoints.com, Inc., Cybergold, Inc., itarget.com, inc., MyPoints Offline Services, Inc., UAL Company Services, Inc., UAL Benefits Management, Inc., United BizJet Holdings, Inc., BizJet Charter, Inc., BizJet Fractional, Inc., BizJet Services, Inc., United Air Lines, Inc., Kion Leasing, Inc., Premier Meeting and Travel Services, Inc., United Aviation Fuels Corporation, United Cogen, Inc., Mileage Plus, Inc., United GHS, Inc., United Worldwide Corporation, United Vacations, Inc., Four Star Leasing, Inc., Air Wis Services, Inc., Air Wisconsin, Inc., Domicile Management Services, Inc.
2  For purposes of this Order: (A) a "Substantial Claimholder" is any person or entity who currently or in the future "Beneficially Owns" (1) an aggregate principal amount of claims against the Debtors equal to or exceeding $65,000,000 or any controlled entity through which such person or entity "Beneficially Owns" an indirect interest in such claims against the Debtors, or (2) a lease or leases under which one or more of the Debtors are lessees and pursuant to which payments of $65,000,000 or more in the aggregate are or will become due; (B) "Beneficial Ownership" of claims include direct and indirect ownership (e.g., a holding company would be considered to "Beneficially Own" all claims owned or acquired by its subsidiaries), ownership by family members and any group of persons acting pursuant to a formal or informal understanding to make a coordinated acquisition of claims, and ownership of claims that such holder has an Option to acquire; and (C) an "Option" to acquire claims includes any contingent purchase right, convertible debt or equity, put, a claim subject to risk of forfeiture, or a contract to acquire a claim(s) or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

Exhibit 1B

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

In re: UAL CORPORATION, et al.,[1] Debtors.	) ) ) ) ) )	Chapter 11 Case No. 02-B-48191 (Jointly Administered) Honorable Eugene R. Wedoff

NOTICE OF INTENT TO PURCHASE, ACQUIRE
OR OTHERWISE ACCUMULATE AN EQUITY INTEREST

                    PLEASE TAKE NOTICE that [name of prospective acquirer] hereby provides notice of its intention to purchase, acquire or otherwise accumulate one or more shares of the equity securities (the "Equity Securities") of [name of Debtor] or an Option with respect thereto (the "Proposed Transfer").

                    PLEASE TAKE FURTHER NOTICE that, if applicable, on [prior date(s)], [name of prospective acquirer] filed a Notice of Status as a Substantial Equityholder2 with the Court and served copies thereof on the Debtors' counsel.

                    PLEASE TAKE FURTHER NOTICE that [name of prospective acquirer] currently Beneficially Owns ________shares of the Equity Securities (type of Equity Security) of [name of Debtor].

                    PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, [name of prospective acquirer] proposes to purchase, acquire or otherwise accumulate [_____] shares of Equity Securities or an Option with respect to [_______] shares of Equity Securities. If the Proposed Transfer is permitted to occur, [name of prospective acquirer] will Beneficially Own [____________] shares of Equity Securities after the transfer.

                    PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of [name of prospective acquirer] is _______________________________.

                    PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [name of prospective acquirer] hereby declares it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments that purport to be part of this Notice are true, correct and complete.

                    PLEASE TAKE FURTHER NOTICE that, pursuant to the Order of this Court approving Notice Procedures Relating to Certain Transfers of Equity Interests in and of the Debtors and Claims Against the Debtors, this Notice is being (A) filed with the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, and (B) served upon Kirkland & Ellis, counsel to the Debtors, 200 E. Randolph Drive, Chicago, Illinois 60601, Attn.:  Marc Kieselstein, Esq.

                    PLEASE TAKE FURTHER NOTICE that the Debtors have thirty (30) calendar days after receipt of this Notice to object to the Proposed Transfer described herein.  If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by an order of the Court not subject to appeal, modification, stay, or reconsideration.  If the Debtors do not object within such thirty (30) day period, then after expiration of such period the Proposed Transfer may proceed specifically as set forth in the Notice.

                    The undersigned prospective acquirer understands that any further transactions that may result in [name of prospective acquirer] purchasing, acquiring or otherwise accumulating additional shares of Equity Securities (or an Option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Dated: [city, state]
Respectfully submitted, [Name of Acquirer/Seller] [Address] [telephone and facsimile]

____________________
1   The Debtors are the following entities:  UAL Corporation, UAL Loyalty Services, Inc., Confetti, Inc., Mileage Plus Holdings, Inc., Mileage Plus Marketing, Inc., MyPoints.com, Inc., Cybergold, Inc., itarget.com, inc., MyPoints Offline Services, Inc., UAL Company Services, Inc., UAL Benefits Management, Inc., United BizJet Holdings, Inc., BizJet Charter, Inc., BizJet Fractional, Inc., BizJet Services, Inc., United Air Lines, Inc., Kion Leasing, Inc., Premier Meeting and Travel Services, Inc., United Aviation Fuels Corporation, United Cogen, Inc., Mileage Plus, Inc., United GHS, Inc., United Worldwide Corporation, United Vacations, Inc., Four Star Leasing, Inc., Air Wis Services, Inc., Air Wisconsin, Inc., Domicile Management Services, Inc.
2    For purposes of this Order: (A) a "Substantial Claimholder" is any person or entity who currently or in the future "Beneficially Owns" (1) an aggregate principal amount of claims against the Debtors equal to or exceeding $65,000,000 or any controlled entity through which such person or entity "Beneficially Owns" an indirect interest in such claims against the Debtors, or (2) a lease or leases under which one or more of the Debtors are lessees and pursuant to which payments of $65,000,000 or more in the aggregate are or will become due; (B) "Beneficial Ownership" of claims includes direct and indirect ownership (e.g., a holding company would be considered to "Beneficially Own" all claims owned or acquired by its subsidiaries), ownership by family members and any group of persons acting pursuant to a formal or informal understanding to make a coordinated acquisition of claims, and ownership of claims that such holder has an Option to acquire; and (C) an "Option" to acquire claims includes any contingent purchase a right, convertible debt or equity, put a claim subject to risk of forfeiture, or a contract to acquire a claim(s) or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

Exhibit 2B

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

In re: UAL CORPORATION, et al.,[1] Debtors.	) ) ) ) ) )	Chapter 11 Case No. 02-B-48191 (Jointly Administered) Honorable Eugene R. Wedoff

NOTICE OF INTENT TO PURCHASE, ACQUIRE
OR OTHERWISE ACCUMULATE A CLAIM

                    PLEASE TAKE NOTICE that [name of acquirer/seller] hereby provides notice of its intention to purchase, acquire or otherwise accumulate a claim or claim(s) against the Debtors (the "Proposed Transfer").

                    PLEASE TAKE FURTHER NOTICE that, if applicable, on [prior date(s)], [name of prospective acquirer] filed a Notice of Status as a Substantial Claimholder2 with the Court and served copies thereof on the Debtors' counsel.

                    PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, [name of prospective acquirer] proposes to purchase, acquire or otherwise accumulate claims against [name of Debtor issuer] in the aggregate principal amount of $________. If the Proposed Transfer is permitted to occur, [name of prospective acquirer] will Beneficially Own claims against the Debtors in the aggregate principal amount of $_________ after the transfer.

                    PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of [name of prospective acquirer] is _____________________.

                    PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [name of prospective acquirer] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments that purport to be part of this Notice are true, correct and complete.

                    PLEASE TAKE FURTHER NOTICE that, pursuant to the Order of this Court approving Notice Procedures Relating to Certain Transfers of Equity Interests in and of the Debtors and Claims Against the Debtors, this Notice is being (A) filed with the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, and (B) served upon Kirkland & Ellis, counsel to the Debtors, 200 E. Randolph Drive, Chicago, Illinois 60601, Attn.:  Marc Kieselstein, Esq.

                    PLEASE TAKE FURTHER NOTICE that the Debtors have thirty (30) days from receipt of this Notice to object to the Proposed Transfer described herein.  If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by an order of the Court not subject to appeal, modification, stay, or reconsideration.  If the Debtors do no object within such thirty (30) day period, then after the expiration of such period the Proposed Transfer may proceed specifically as set forth in the Notice.

                    PLEASE TAKE FURTHER NOTICE that any further transactions that may result in [name of prospective acquirer] purchasing, acquiring or otherwise accumulating additional claims against the Debtors will each require an additional notice filed with the Court to be served in the same manner as this Notice.

This Notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

Dated: [city, state]
Respectfully submitted, [Name of Prospective Acquirer] [Address] [telephone and facsimile]

____________________
1     The Debtors are the following entities:  UAL Corporation, UAL Loyalty Services, Inc., Confetti, Inc., Mileage Plus Holdings, Inc., Mileage Plus Marketing, Inc., MyPoints.com, Inc., Cybergold, Inc., itarget.com, inc., MyPoints Offline Services, Inc., UAL Company Services, Inc., UAL Benefits Management, Inc., United BizJet Holdings, Inc., BizJet Charter, Inc., BizJet Fractional, Inc., BizJet Services, Inc., United Air Lines, Inc., Kion Leasing, Inc., Premier Meeting and Travel Services, Inc., United Aviation Fuels Corporation, United Cogen, Inc., Mileage Plus, Inc., United GHS, Inc., United Worldwide Corporation, United Vacations, Inc., Four Star Leasing, Inc., Air Wis Services, Inc., Air Wisconsin, Inc., Domicile Management Services, Inc.
2     For purposes of this Notice: (A) a "Substantial Equityholder" is any person or entity who currently or in the future "Beneficially Owns" at least 2,500,000 shares (representing approximately 4.5% of all issued and outstanding shares) of the common stock of the Debtors, (B) "Beneficial Ownership" of equity securities includes direct and indirect ownership (e.g., a holding company would be considered to "Beneficially Own" all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of an equity interest and ownership of shares that such holder has an Option to acquire; and (C) an "Option" to acquire stock includes any contingent purchase right, warrant, convertible debt or equity, put, an equity interest subject to risk of forfeiture, or a contract to acquire an equity interest or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

Exhibit 1C

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

In re: UAL CORPORATION, et al.,[1] Debtors.	) ) ) ) ) )	Chapter 11 Case No. 02-B-48191 (Jointly Administered) Honorable Eugene R. Wedoff

NOTICE OF INTENT TO SELL, TRADE OR OTHERWISE
TRANSFER AN EQUITY INTEREST

                    PLEASE TAKE NOTICE that [name of prospective seller] hereby provides notice of its intention to sell, trade or otherwise transfer one or more shares of the equity securities (the "Equity Securities") of [name of Debtor] or an Option with respect thereto (the "Proposed Transfer").

                    PLEASE TAKE FURTHER NOTICE that, if applicable, on [prior date(s)], [name of prospective seller] filed a Notice of Status as a Substantial Equityholder2 with the Court and served copies thereof on the Debtors' counsel.

                    PLEASE TAKE FURTHER NOTICE that [name of prospective seller] currently Beneficially Owns ____________ shares of Equity Securities of [name of Debtor].

                    PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, [name of prospective seller] proposes to sell, trade or otherwise transfer ____________ shares of Equity Securities or an Option with respect to ____________ shares of Equity Securities. If the Proposed Transfer is permitted to occur, [name of prospective seller] will Beneficially Own _____________ shares of Equity Securities after the transfer.

                    PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [name of prospective seller] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments that purport to be part of this Notice are true, correct and complete.

                    PLEASE TAKE FURTHER NOTICE that, pursuant to the Order of this Court approving Notice Procedures Relating to Certain Transfers of Equity Interests in and of the Debtors and Claims Against the Debtors, this Notice is being (A) filed with the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, and (B) served upon Kirkland & Ellis, counsel to the Debtors, 200 E. Randolph Drive, Chicago, Illinois 60601, Attn.:  Marc Kieselstein, Esq.

                    PLEASE TAKE FURTHER NOTICE that the Debtors have thirty (30) calendar days after receipt of this Notice to object to the Proposed Transfer described herein.  If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by an order of the Court not subject to appeal, modification, stay, or reconsideration.  If the Debtors do not object within such thirty (30) day period, then after expiration of such period the Proposed Transfer may proceed specifically as set forth in the Notice.

                    [Name of prospective seller] understands that any further transactions that may result in [name of prospective seller] selling, trading or otherwise transferring shares of Equity Securities (or an Option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Dated: [city, state]
Respectfully submitted, [Name of Acquirer/Seller] [Address] [telephone and facsimile]

____________________
1     The Debtors are the following entities:  UAL Corporation, UAL Loyalty Services, Inc., Confetti, Inc., Mileage Plus Holdings, Inc., Mileage Plus Marketing, Inc., MyPoints.com, Inc., Cybergold, Inc., itarget.com, inc., MyPoints Offline Services, Inc., UAL Company Services, Inc., UAL Benefits Management, Inc., United BizJet Holdings, Inc., BizJet Charter, Inc., BizJet Fractional, Inc., BizJet Services, Inc., United Air Lines, Inc., Kion Leasing, Inc., Premier Meeting and Travel Services, Inc., United Aviation Fuels Corporation, United Cogen, Inc., Mileage Plus, Inc., United GHS, Inc., United Worldwide Corporation, United Vacations, Inc., Four Star Leasing, Inc., Air Wis Services, Inc., Air Wisconsin, Inc., Domicile Management Services, Inc.
2    For purposes of this Notice: (A) a "Substantial Equityholder" is any person or entity who currently or in the future "Beneficially Owns" at least 2,500,000 shares (representing approximately 4.5% of all issued and outstanding shares) of the common stock of the Debtors, (B) "Beneficial Ownership" of equity securities includes direct and indirect ownership (e.g., a holding company would be considered to "Beneficially Own" all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of an equity interest and ownership of shares that such holder has an Option to acquire; and (C) an "Option" to acquire stock includes any contingent purchase right, warrant, convertible debt or equity, put, an equity interest subject to risk of forfeiture, or a contract to acquire an equity interest or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

Exhibit 2C

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

In re: UAL CORPORATION, et al.,[1] Debtors.	) ) ) ) ) )	Chapter 11 Case No. 02-B-48191 (Jointly Administered) Honorable Eugene R. Wedoff

NOTICE OF INTENT TO SELL, TRADE OR
OTHERWISE TRANSFER A CLAIM

                    PLEASE TAKE NOTICE that [name of prospective seller] hereby provides notice of its intention to sell, trade or otherwise transfer a claim or claim(s) against the Debtors (the "Proposed Transfer").

                    PLEASE TAKE FURTHER NOTICE that, if applicable, on [prior date(s)], [name of prospective seller] filed a Notice of Status as a Substantial Claimholder2 with the Court and served copies thereof on the Debtors' counsel.

                    PLEASE TAKE FURTHER NOTICE that [name of prospective seller] currently Beneficially Owns claims against the Debtors in the aggregate principal amount of $_________.

                    PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, [name of prospective seller] proposes to sell, trade or otherwise transfer claims against [name of Debtor issuer] in the aggregate principal amount of $_________. If the Proposed Transfer is permitted to occur, [name of prospective seller] will Beneficially Own claims against the Debtors in the aggregate principal amount of $______________ after the transfer.

                    PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of [name of prospective seller] is _______________.

                    PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [name of prospective seller] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.

                    PLEASE TAKE FURTHER NOTICE that, pursuant to the Order of this Court approving Notice Procedures Relating to Certain Transfers of Equity Interests in and of the Debtors and Claims Against the Debtors, this Notice is being (A) filed with the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, and (B) served upon Kirkland & Ellis, counsel to the Debtors, 200 E. Randolph Drive, Chicago, Illinois 60601, Attn.:  Marc Kieselstein, Esq.

                     PLEASE TAKE FURTHER NOTICE that the Debtors have thirty (30) calendar days after receipt of this Notice to object to the Proposed Transfer described herein.  If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by an order of the Court not subject to appeal, modification, stay, or reconsideration.  If the Debtors do not object within such thirty (30) day period, then after expiration of such period the Proposed Transfer may proceed specifically as set forth in the Notice.

                      [Name of prospective seller] understands that any further transactions that may result in [name of prospective seller] selling, trading or otherwise transferring claims against the Debtors will each require an additional notice filed with the Court to be served in the same manner as this Notice.

                      This Notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

Dated: [city, state]
Respectfully submitted, [Name of Acquirer/Seller] [Address] [telephone and facsimile]

____________________
1   The Debtors are the following entities:  UAL Corporation, UAL Loyalty Services, Inc., Confetti, Inc., Mileage Plus Holdings, Inc., Mileage Plus Marketing, Inc., MyPoints.com, Inc., Cybergold, Inc., itarget.com, inc., MyPoints Offline Services, Inc., UAL Company Services, Inc., UAL Benefits Management, Inc., United BizJet Holdings, Inc., BizJet Charter, Inc., BizJet Fractional, Inc., BizJet Services, Inc., United Air Lines, Inc., Kion Leasing, Inc., Premier Meeting and Travel Services, Inc., United Aviation Fuels Corporation, United Cogen, Inc., Mileage Plus, Inc., United GHS, Inc., United Worldwide Corporation, United Vacations, Inc., Four Star Leasing, Inc., Air Wis Services, Inc., Air Wisconsin, Inc., Domicile Management Services, Inc.
2   For purposes of this Notice: (A) a "Substantial Equityholder" is any person or entity who currently or in the future "Beneficially Owns" at least 2,500,000 shares (representing approximately 4.5% of all issued and outstanding shares) of the common stock of the Debtors, (B) "Beneficial Ownership" of equity securities includes direct and indirect ownership (e.g., a holding company would be considered to "Beneficially Own" all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of an equity interest and ownership of shares that such holder has an Option to acquire; and (C) an "Option" to acquire stock includes any contingent purchase right, warrant, convertible debt or equity, put, an equity interest subject to risk of forfeiture, or a contract to acquire an equity interest or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

Exhibit 1A

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

In re: UAL CORPORATION, et al.,[1] Debtors.	) ) ) ) ) )	Chapter 11 Case No. 02-B-48191 (Jointly Administered) Honorable Eugene R. Wedoff

NOTICE OF STATUS AS A SUBSTANTIAL EQUITYHOLDER2

                            PLEASE TAKE NOTICE that [name of equityholder] is/has become a Substantial Equityholder with respect to the equity securities (the "Equity Securities") of [name of Debtor(s)], a debtor and debtor in possession in Case No. 02-B-48191 pending in the United States Bankruptcy Court for the Northern Division of Illinois, Eastern Division.

                            PLEASE TAKE FURTHER NOTICE that, as of [date], [name of equityholder] Beneficially Owns [___] shares of the Equity Securities of [name of Debtor(s)].  The following table sets forth the date(s) on which [name of equityholder] acquired or otherwise became the Beneficial Owner of such Equity Securities:

Number of Shares	Type of Equity Security	Date Acquired

                                                    (Attach additional page if necessary)

                            PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of [name of equityholder] is ___________________.

                            PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [name of equityholder] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments that purport to be part of this Notice are true, correct and complete.

                            PLEASE TAKE FURTHER NOTICE that, pursuant to the Order of this Court approving Notice Procedures Relating to Certain Transfers of Equity Interests in and of the Debtors and Claims Against the Debtors, this Notice is being (A) filed with the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, and (B) served upon Kirkland & Ellis, counsel to the Debtors, 200 E. Randolph Drive, Chicago, Illinois 60601, Attn.:  Marc Kieselstein, Esq.

Dated: [city, state]
Respectfully submitted, [Name of Acquirer/Seller] [Address] [telephone and facsimile]

____________________
1     The Debtors are the following entities:  UAL Corporation, UAL Loyalty Services, Inc., Confetti, Inc., Mileage Plus Holdings, Inc., Mileage Plus Marketing, Inc., MyPoints.com, Inc., Cybergold, Inc., itarget.com, inc., MyPoints Offline Services, Inc., UAL Company Services, Inc., UAL Benefits Management, Inc., United BizJet Holdings, Inc., BizJet Charter, Inc., BizJet Fractional, Inc., BizJet Services, Inc., United Air Lines, Inc., Kion Leasing, Inc., Premier Meeting and Travel Services, Inc., United Aviation Fuels Corporation, United Cogen, Inc., Mileage Plus, Inc., United GHS, Inc., United Worldwide Corporation, United Vacations, Inc., Four Star Leasing, Inc., Air Wis Services, Inc., Air Wisconsin, Inc., Domicile Management Services, Inc.
2   For purposes of this Notice: (A) a "Substantial Equityholder" is any person or entity who currently or in the future "Beneficially Owns" at least 2,500,000 shares (representing approximately 4.5% of all issued and outstanding shares) of the common stock of the Debtors, (B) "Beneficial Ownership" of equity securities includes direct and indirect ownership (e.g., a holding company would be considered to "Beneficially Own" all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of an equity interest and ownership of shares that such holder has an Option to acquire; and (C) an "option" to acquire stock includes any contingent purchase right, warrant, convertible debt or equity, put, an equity interest subject to risk of forfeiture, or a contract to acquire an equity interest or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

Exhibit 2A

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

In re: UAL CORPORATION, et al.,[1] Debtors.	) ) ) ) ) )	Chapter 11 Case No. 02-B-48191 (Jointly Administered) Honorable Eugene R. Wedoff

NOTICE OF STATUS AS A SUBSTANTIAL CLAIMHOLDER

                            PLEASE TAKE NOTICE that [name of claimholder] is/has become a Substantial Claimholder2 with respect to claims against UAL Corporation or any of its subsidiaries and affiliates (collectively, the "Debtors"), debtors and debtors-in-possession in Case No. 02-B-48191, pending in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division.

                            PLEASE TAKE FURTHER NOTICE that, as of [date], [name of claimholder] Beneficially Owns claims in the aggregate principal amount of $____________ against the Debtors. The following table sets forth the name of the Debtor issuer, a summary of the terms, and the date on which [name of claimholder] acquired or otherwise became the Beneficial Owner of each such Claim:

Debtor Issuer	Terms	Date Acquired

(Attach additional page if necessary)
                            PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of [name of claimholder] is ________________________.

                            PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [name of claimholder] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments that purport to be part of this Notice are true, correct and complete.

                            PLEASE TAKE FURTHER NOTICE that, pursuant to the Order of this Court approving Notice Procedures Relating to Certain Transfers of Equity Interests in and of the Debtors and Claims Against the Debtors, this Notice is being (A) filed with the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, and (B) served upon Kirkland & Ellis, counsel to the Debtors, 200 E. Randolph Drive, Chicago, Illinois 60601, Attn.:  Marc Kieselstein, Esq.

                            This Notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

Dated: [city, state]
Respectfully submitted, [Name of Acquirer/Seller] [Address] [telephone and facsimile]

____________________
1     The Debtors are the following entities:  UAL Corporation, UAL Loyalty Services, Inc., Confetti, Inc., Mileage Plus Holdings, Inc., Mileage Plus Marketing, Inc., MyPoints.com, Inc., Cybergold, Inc., itarget.com, inc., MyPoints Offline Services, Inc., UAL Company Services, Inc., UAL Benefits Management, Inc., United BizJet Holdings, Inc., BizJet Charter, Inc., BizJet Fractional, Inc., BizJet Services, Inc., United Air Lines, Inc., Kion Leasing, Inc., Premier Meeting and Travel Services, Inc., United Aviation Fuels Corporation, United Cogen, Inc., Mileage Plus, Inc., United GHS, Inc., United Worldwide Corporation, United Vacations, Inc., Four Star Leasing, Inc., Air Wis Services, Inc., Air Wisconsin, Inc., Domicile Management Services, Inc.
2   For purposes of this Order: (A) a "Substantial Claimholder" is any person or entity who currently or in the future "Beneficially Owns" (1) an aggregate principal amount of claims against the Debtors equal to or exceeding $65,000,000 or any controlled entity through which such person or entity "Beneficially Owns" an indirect interest in such claims against the Debtors, or (2) a lease or leases under which one or more of the Debtors are lessees and pursuant to which payments of $65,000,000 or more in the aggregate are or will become due; (B) "Beneficial Ownership" of claims include direct and indirect ownership (e.g., a holding company would be considered to "Beneficially Own" all claims owned or acquired by its subsidiaries), ownership by family members and any group of persons acting pursuant to a formal or informal understanding to make a coordinated acquisition of claims, and ownership of claims that such holder has an Option to acquire; and (C) an "Option" to acquire claims includes any contingent purchase right, convertible debt or equity, put, a claim subject to risk of forfeiture, or a contract to acquire a claim(s) or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

Exhibit 1B

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

In re: UAL CORPORATION, et al.,[1] Debtors.	) ) ) ) ) )	Chapter 11 Case No. 02-B-48191 (Jointly Administered) Honorable Eugene R. Wedoff

NOTICE OF INTENT TO PURCHASE, ACQUIRE
OR OTHERWISE ACCUMULATE AN EQUITY INTEREST

                            PLEASE TAKE NOTICE that [name of prospective acquirer] hereby provides notice of its intention to purchase, acquire or otherwise accumulate one or more shares of the equity securities (the "Equity Securities") of [name of Debtor] or an Option with respect thereto (the "Proposed Transfer").
                            PLEASE TAKE FURTHER NOTICE that, if applicable, on [prior date(s)], [name of prospective acquirer] filed a Notice of Status as a Substantial Equityholder2 with the Court and served copies thereof on the Debtors' counsel.

                            PLEASE TAKE FURTHER NOTICE that [name of prospective acquirer] currently Beneficially Owns ________shares of the Equity Securities (type of Equity Security) of [name of Debtor].

                            PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, [name of prospective acquirer] proposes to purchase, acquire or otherwise accumulate [_____] shares of Equity Securities or an Option with respect to [_______] shares of Equity Securities. If the Proposed Transfer is permitted to occur, [name of prospective acquirer] will Beneficially Own [____________] shares of Equity Securities after the transfer.

                            PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of [name of prospective acquirer] is _______________________________.

                            PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [name of prospective acquirer] hereby declares it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments that purport to be part of this Notice are true, correct and complete.

                            PLEASE TAKE FURTHER NOTICE that, pursuant to the Order of this Court approving Notice Procedures Relating to Certain Transfers of Equity Interests in and of the Debtors and Claims Against the Debtors, this Notice is being (A) filed with the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, and (B) served upon Kirkland & Ellis, counsel to the Debtors, 200 E. Randolph Drive, Chicago, Illinois 60601, Attn.:  Marc Kieselstein, Esq.

                            PLEASE TAKE FURTHER NOTICE that the Debtors have thirty (30) calendar days after receipt of this Notice to object to the Proposed Transfer described herein.  If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by an order of the Court not subject to appeal, modification, stay, or reconsideration.  If the Debtors do not object within such thirty (30) day period, then after expiration of such period the Proposed Transfer may proceed specifically as set forth in the Notice.

                            The undersigned prospective acquirer understands that any further transactions that may result in [name of prospective acquirer] purchasing, acquiring or otherwise accumulating additional shares of Equity Securities (or an Option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Dated: [city, state]
Respectfully submitted, [Name of Acquirer/Seller] [Address] [telephone and facsimile]

____________________
1  The Debtors are the following entities:  UAL Corporation, UAL Loyalty Services, Inc., Confetti, Inc., Mileage Plus Holdings, Inc., Mileage Plus Marketing, Inc., MyPoints.com, Inc., Cybergold, Inc., itarget.com, inc., MyPoints Offline Services, Inc., UAL Company Services, Inc., UAL Benefits Management, Inc., United BizJet Holdings, Inc., BizJet Charter, Inc., BizJet Fractional, Inc., BizJet Services, Inc., United Air Lines, Inc., Kion Leasing, Inc., Premier Meeting and Travel Services, Inc., United Aviation Fuels Corporation, United Cogen, Inc., Mileage Plus, Inc., United GHS, Inc., United Worldwide Corporation, United Vacations, Inc., Four Star Leasing, Inc., Air Wis Services, Inc., Air Wisconsin, Inc., Domicile Management Services, Inc.
2    For purposes of this Order: (A) a "Substantial Claimholder" is any person or entity who currently or in the future "Beneficially Owns" (1) an aggregate principal amount of claims against the Debtors equal to or exceeding $65,000,000 or any controlled entity through which such person or entity "Beneficially Owns" an indirect interest in such claims against the Debtors, or (2) a lease or leases under which one or more of the Debtors are lessees and pursuant to which payments of $65,000,000 or more in the aggregate are or will become due; (B) "Beneficial Ownership" of claims includes direct and indirect ownership (e.g., a holding company would be considered to "Beneficially Own" all claims owned or acquired by its subsidiaries), ownership by family members and any group of persons acting pursuant to a formal or informal understanding to make a coordinated acquisition of claims, and ownership of claims that such holder has an Option to acquire; and (C) an "Option" to acquire claims includes any contingent purchase a right, convertible debt or equity, put a claim subject to risk of forfeiture, or a contract to acquire a claim(s) or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

Exhibit 2B

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

In re: UAL CORPORATION, et al.,[1] Debtors.	) ) ) ) ) )	Chapter 11 Case No. 02-B-48191 (Jointly Administered) Honorable Eugene R. Wedoff

NOTICE OF INTENT TO PURCHASE, ACQUIRE
OR OTHERWISE ACCUMULATE A CLAIM

                            PLEASE TAKE NOTICE that [name of acquirer/seller] hereby provides notice of its intention to purchase, acquire or otherwise accumulate a claim or claim(s) against the Debtors (the "Proposed Transfer").

                            PLEASE TAKE FURTHER NOTICE that, if applicable, on [prior date(s)], [name of prospective acquirer] filed a Notice of Status as a Substantial Claimholder2 with the Court and served copies thereof on the Debtors' counsel.

                            PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, [name of prospective acquirer] proposes to purchase, acquire or otherwise accumulate claims against [name of Debtor issuer] in the aggregate principal amount of $________. If the Proposed Transfer is permitted to occur, [name of prospective acquirer] will Beneficially Own claims against the Debtors in the aggregate principal amount of $_________ after the transfer.

                            PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of [name of prospective acquirer] is _____________________.

                            PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [name of prospective acquirer] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments that purport to be part of this Notice are true, correct and complete.

                            PLEASE TAKE FURTHER NOTICE that, pursuant to the Order of this Court approving Notice Procedures Relating to Certain Transfers of Equity Interests in and of the Debtors and Claims Against the Debtors, this Notice is being (A) filed with the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, and (B) served upon Kirkland & Ellis, counsel to the Debtors, 200 E. Randolph Drive, Chicago, Illinois 60601, Attn.:  Marc Kieselstein, Esq.

                            PLEASE TAKE FURTHER NOTICE that the Debtors have thirty (30) days from receipt of this Notice to object to the Proposed Transfer described herein.  If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by an order of the Court not subject to appeal, modification, stay, or reconsideration.  If the Debtors do no object within such thirty (30) day period, then after the expiration of such period the Proposed Transfer may proceed specifically as set forth in the Notice.

                            PLEASE TAKE FURTHER NOTICE that any further transactions that may result in [name of prospective acquirer] purchasing, acquiring or otherwise accumulating additional claims against the Debtors will each require an additional notice filed with the Court to be served in the same manner as this Notice.

                            This Notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

Dated: [city, state]
Respectfully submitted, [Name of Prospective Acquirer] [Address] [telephone and facsimile]

____________________
1   The Debtors are the following entities:  UAL Corporation, UAL Loyalty Services, Inc., Confetti, Inc., Mileage Plus Holdings, Inc., Mileage Plus Marketing, Inc., MyPoints.com, Inc., Cybergold, Inc., itarget.com, inc., MyPoints Offline Services, Inc., UAL Company Services, Inc., UAL Benefits Management, Inc., United BizJet Holdings, Inc., BizJet Charter, Inc., BizJet Fractional, Inc., BizJet Services, Inc., United Air Lines, Inc., Kion Leasing, Inc., Premier Meeting and Travel Services, Inc., United Aviation Fuels Corporation, United Cogen, Inc., Mileage Plus, Inc., United GHS, Inc., United Worldwide Corporation, United Vacations, Inc., Four Star Leasing, Inc., Air Wis Services, Inc., Air Wisconsin, Inc., Domicile Management Services, Inc.
2     For purposes of this Notice: (A) a "Substantial Equityholder" is any person or entity who currently or in the future "Beneficially Owns" at least 2,500,000 shares (representing approximately 4.5% of all issued and outstanding shares) of the common stock of the Debtors, (B) "Beneficial Ownership" of equity securities includes direct and indirect ownership (e.g., a holding company would be considered to "Beneficially Own" all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of an equity interest and ownership of shares that such holder has an Option to acquire; and (C) an "Option" to acquire stock includes any contingent purchase right, warrant, convertible debt or equity, put, an equity interest subject to risk of forfeiture, or a contract to acquire an equity interest or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

Exhibit 1C

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

In re: UAL CORPORATION, et al.,[1] Debtors.	) ) ) ) ) )	Chapter 11 Case No. 02-B-48191 (Jointly Administered) Honorable Eugene R. Wedoff

NOTICE OF INTENT TO SELL, TRADE OR OTHERWISE
TRANSFER AN EQUITY INTEREST

                            PLEASE TAKE NOTICE that [name of prospective seller] hereby provides notice of its intention to sell, trade or otherwise transfer one or more shares of the equity securities (the "Equity Securities") of [name of Debtor] or an Option with respect thereto (the "Proposed Transfer").

                            PLEASE TAKE FURTHER NOTICE that, if applicable, on [prior date(s)], [name of prospective seller] filed a Notice of Status as a Substantial Equityholder2 with the Court and served copies thereof on the Debtors' counsel.

                            PLEASE TAKE FURTHER NOTICE that [name of prospective seller] currently Beneficially Owns ____________ shares of Equity Securities of [name of Debtor].

                            PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, [name of prospective seller] proposes to sell, trade or otherwise transfer ____________ shares of Equity Securities or an Option with respect to ____________ shares of Equity Securities. If the Proposed Transfer is permitted to occur, [name of prospective seller] will Beneficially Own _____________ shares of Equity Securities after the transfer.

                            PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [name of prospective seller] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments that purport to be part of this Notice are true, correct and complete.

                            PLEASE TAKE FURTHER NOTICE that, pursuant to the Order of this Court approving Notice Procedures Relating to Certain Transfers of Equity Interests in and of the Debtors and Claims Against the Debtors, this Notice is being (A) filed with the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, and (B) served upon Kirkland & Ellis, counsel to the Debtors, 200 E. Randolph Drive, Chicago, Illinois 60601, Attn.:  Marc Kieselstein, Esq.

                            PLEASE TAKE FURTHER NOTICE that the Debtors have thirty (30) calendar days after receipt of this Notice to object to the Proposed Transfer described herein.  If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by an order of the Court not subject to appeal, modification, stay, or reconsideration.  If the Debtors do not object within such thirty (30) day period, then after expiration of such period the Proposed Transfer may proceed specifically as set forth in the Notice.

                            [Name of prospective seller] understands that any further transactions that may result in [name of prospective seller] selling, trading or otherwise transferring shares of Equity Securities (or an Option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Dated: [city, state]
Respectfully submitted, [Name of Acquirer/Seller] [Address] [telephone and facsimile]

____________________
1  The Debtors are the following entities:  UAL Corporation, UAL Loyalty Services, Inc., Confetti, Inc., Mileage Plus Holdings, Inc., Mileage Plus Marketing, Inc., MyPoints.com, Inc., Cybergold, Inc., itarget.com, inc., MyPoints Offline Services, Inc., UAL Company Services, Inc., UAL Benefits Management, Inc., United BizJet Holdings, Inc., BizJet Charter, Inc., BizJet Fractional, Inc., BizJet Services, Inc., United Air Lines, Inc., Kion Leasing, Inc., Premier Meeting and Travel Services, Inc., United Aviation Fuels Corporation, United Cogen, Inc., Mileage Plus, Inc., United GHS, Inc., United Worldwide Corporation, United Vacations, Inc., Four Star Leasing, Inc., Air Wis Services, Inc., Air Wisconsin, Inc., Domicile Management Services, Inc.
2 For purposes of this Notice: (A) a "Substantial Equityholder" is any person or entity who currently or in the future "Beneficially Owns" at least 2,500,000 shares (representing approximately 4.5% of all issued and outstanding shares) of the common stock of the Debtors, (B) "Beneficial Ownership" of equity securities includes direct and indirect ownership (e.g., a holding company would be considered to "Beneficially Own" all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of an equity interest and ownership of shares that such holder has an Option to acquire; and (C) an "Option" to acquire stock includes any contingent purchase right, warrant, convertible debt or equity, put, an equity interest subject to risk of forfeiture, or a contract to acquire an equity interest or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

Exhibit 2C

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

In re: UAL CORPORATION, et al.,[1] Debtors.	) ) ) ) ) )	Chapter 11 Case No. 02-B-48191 (Jointly Administered) Honorable Eugene R. Wedoff

NOTICE OF INTENT TO SELL, TRADE OR
OTHERWISE TRANSFER A CLAIM

                            PLEASE TAKE NOTICE that [name of prospective seller] hereby provides notice of its intention to sell, trade or otherwise transfer a claim or claim(s) against the Debtors (the "Proposed Transfer").

                            PLEASE TAKE FURTHER NOTICE that, if applicable, on [prior date(s)], [name of prospective seller] filed a Notice of Status as a Substantial Claimholder2 with the Court and served copies thereof on the Debtors' counsel.

                            PLEASE TAKE FURTHER NOTICE that [name of prospective seller] currently Beneficially Owns claims against the Debtors in the aggregate principal amount of $_________.

                            PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, [name of prospective seller] proposes to sell, trade or otherwise transfer claims against [name of Debtor issuer] in the aggregate principal amount of $_________. If the Proposed Transfer is permitted to occur, [name of prospective seller] will Beneficially Own claims against the Debtors in the aggregate principal amount of $______________ after the transfer.

                            PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of [name of prospective seller] is _______________.

                            PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [name of prospective seller] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.

                            PLEASE TAKE FURTHER NOTICE that, pursuant to the Order of this Court approving Notice Procedures Relating to Certain Transfers of Equity Interests in and of the Debtors and Claims Against the Debtors, this Notice is being (A) filed with the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, and (B) served upon Kirkland & Ellis, counsel to the Debtors, 200 E. Randolph Drive, Chicago, Illinois 60601, Attn.:  Marc Kieselstein, Esq.

                            PLEASE TAKE FURTHER NOTICE that the Debtors have thirty (30) calendar days after receipt of this Notice to object to the Proposed Transfer described herein.  If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by an order of the Court not subject to appeal, modification, stay, or reconsideration.  If the Debtors do not object within such thirty (30) day period, then after expiration of such period the Proposed Transfer may proceed specifically as set forth in the Notice.

                            [Name of prospective seller] understands that any further transactions that may result in [name of prospective seller] selling, trading or otherwise transferring claims against the Debtors will each require an additional notice filed with the Court to be served in the same manner as this Notice.

                            This Notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

Dated: [city, state]
Respectfully submitted, [Name of Acquirer/Seller] [Address] [telephone and facsimile]

____________________
1  The Debtors are the following entities:  UAL Corporation, UAL Loyalty Services, Inc., Confetti, Inc., Mileage Plus Holdings, Inc., Mileage Plus Marketing, Inc., MyPoints.com, Inc., Cybergold, Inc., itarget.com, inc., MyPoints Offline Services, Inc., UAL Company Services, Inc., UAL Benefits Management, Inc., United BizJet Holdings, Inc., BizJet Charter, Inc., BizJet Fractional, Inc., BizJet Services, Inc., United Air Lines, Inc., Kion Leasing, Inc., Premier Meeting and Travel Services, Inc., United Aviation Fuels Corporation, United Cogen, Inc., Mileage Plus, Inc., United GHS, Inc., United Worldwide Corporation, United Vacations, Inc., Four Star Leasing, Inc., Air Wis Services, Inc., Air Wisconsin, Inc., Domicile Management Services, Inc.
2   For purposes of this Notice: (A) a "Substantial Equityholder" is any person or entity who currently or in the future "Beneficially Owns" at least 2,500,000 shares (representing approximately 4.5% of all issued and outstanding shares) of the common stock of the Debtors, (B) "Beneficial Ownership" of equity securities includes direct and indirect ownership (e.g., a holding company would be considered to "Beneficially Own" all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of an equity interest and ownership of shares that such holder has an Option to acquire; and (C) an "Option" to acquire stock includes any contingent purchase right, warrant, convertible debt or equity, put, an equity interest subject to risk of forfeiture, or a contract to acquire an equity interest or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

Exhibit 3

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

In re: UAL CORPORATION, et al., Debtors.	) ) ) ) ) )	Chapter 11 Case No. 02-B-48191 (Jointly Administered) Honorable Eugene R. Wedoff

NOTICE OF (A) NOTIFICATION PROCEDURES APPLICABLE TO
SUBSTANTIAL HOLDERS OF CLAIMS AND EQUITY SECURITIES
AND (B) NOTIFICATION AND HEARING PROCEDURES FOR
TRADING IN CLAIMS AND EQUITY SECURITIES

TO ALL PERSONS OR ENTITIES WITH CLAIMS
AGAINST OR EQUITY INTERESTS IN THE DEBTORS:

                            PLEASE TAKE NOTICE that on December 9, 2002 (the "Petition Date"), UAL Corporation, together with certain of its subsidiaries and affiliates (collectively, the "Debtors"), commenced cases under Chapter 11 of Title 11 of the United States Code as amended from time to time (the "Bankruptcy Code").

                            PLEASE TAKE FURTHER NOTICE that on December 10, 2002, the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the "Court") entered an order (the "Order") approving the procedures set forth in Exhibit A to the Motion (the "Notice Procedures") to preserve the Debtor's net operating losses ("NOLs"). Any sale or other transfer of claims against or equity securities in the Debtors in violation of the Notice Procedures shall be null and void ab initio and shall confer no rights on the transferee.

                            PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the Notice Procedures shall apply to holding, acquiring and disposing, and any other transfers of CLAIMS AGAINST AND EQUITY SECURITIES IN AND OF THE DEBTORS:

                            PLEASE TAKE FURTHER NOTICE that any person or entity may obtain a copy of the Order, the Notice Procedures and the forms of each of the required notices described therein by:

1.  Contacting (a) the Official Copy Service at Merrill Corporation, 250 South Wacker Drive, 4th Floor, Chicago, Illinois 60606, Attn.: Allison Clark, Telephone: (312) 930-2123, Facsimile: (312) 930-5985 or (b) the Official Claims Agent at Poorman-Douglas Corporation, UAL Bankruptcy Processing Center, P.O. Box 4390, Portland, Oregon 97208-4390, telephone:  (503) 277-7999; facsimile:  (503) 350-5230; or
2.  Retrieving the Order, Notice Procedures, and forms on the Debtors' Official Website at www.pd-ual.com.
ANY PROHIBITED ACQUISITION, DISPOSITION, OR OTHER TRANSFER OF CLAIMS AGAINST OR EQUITY SECURITIES IN OR OF THE DEBTORS IN VIOLATION OF THE ORDER WILL BE NULL AND VOID AND MAY RESULT IN THE IMPOSITION OF SANCTIONS BY THE BANKRUPTCY COURT.

                                        PLEASE TAKE FURTHER NOTICE that the requirements set forth in this Notice are in addition to the requirements of Rule 3001(e) of the Federal Rules of Bankruptcy Procedure and applicable securities, corporate and other laws, and do not excuse compliance therewith.

Dated: Chicago, Illinois	By: /s/ James H.M. Sprayregen
December 10, 2002
James H.M. Sprayregen, P.C. (ARDC No. 6190206)
Marc Kieselstein (ARDC No. 6199255)
David R. Seligman (ARDC No. 0238064)
Steven R. Kotarba (ARDC No. 6245278)
KIRKLAND & ELLIS
200 East Randolph Drive
Chicago, IL 60601
(312) 861-2000 (telephone)
(312) 861-2200 (facsimile)

Counsel for the Debtors and Debtors in Possession

___________________
1   The Debtors are the following entities:  UAL Corporation, UAL Loyalty Services, Inc., Confetti, Inc., Mileage Plus Holdings, Inc., Mileage Plus Marketing, Inc., MyPoints.com, Inc., Cybergold, Inc., itarget.com, inc., MyPoints Offline Services, Inc., UAL Company Services, Inc., UAL Benefits Management, Inc., United BizJet Holdings, Inc., BizJet Charter, Inc., BizJet Fractional, Inc., BizJet Services, Inc., United Air Lines, Inc., Kion Leasing, Inc., Premier Meeting and Travel Services, Inc., United Aviation Fuels Corporation, United Cogen, Inc., Mileage Plus, Inc., United GHS, Inc., United Worldwide Corporation, United Vacations, Inc., Four Star Leasing, Inc., Air Wis Services, Inc., Air Wisconsin, Inc., Domicile Management Services, Inc.